UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MIX TELEMATICS LIMITED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MIX TELEMATICS LIMITED
Howick Close, Waterfall Park,
Midrand, South Africa, 1686

July 28, 2023
Dear Fellow Shareholders:
We are pleased to confirm that the 2023 annual general meeting of shareholders (the “Annual Meeting”) of MiX Telematics Limited (the “Company”) will be held on Wednesday, September 6, 2023, beginning at 2:30 p.m., South African time, and will be conducted entirely by electronic communication as permitted by the Companies Act 71 of 2008, as amended (the “Companies Act”), and by the Company’s Memorandum of Incorporation.

As required by the U.S. Securities and Exchange Commission, we are required to comply with the rules applicable to U.S. domestic registrants under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the proxy rules under the Exchange Act. However, we continue to be subject to the listing requirements of the Johannesburg Stock Exchange (the “JSE Listings Requirements”) and the Companies Act. Accordingly, the proxy statement contains information required by each of the foregoing regulatory regimes.

In accordance with the JSE Listings Requirements and the Companies Act, companies are required to distribute the notice of Annual Meeting (“the AGM Notice”) and the proxy statement (“the Proxy Statement”), which describe the business to be conducted at the Annual Meeting, to all certificated shareholders of the Company and to those dematerialized shareholders of the Company who have elected to receive such documents. If we do not have an electronic address for delivery of the AGM Notice and Proxy Statement, such documents will be posted to the shareholder’s last known address.
The AGM Notice and Proxy Statement are each attached to this letter.
Your vote is important to us. Please act as soon as possible to vote your ordinary shares (including those represented by ADSs). It is important that your ordinary shares (including those represented by American Depositary Shares) be represented at the Annual Meeting. Please vote electronically over the Internet, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided.
On behalf of the board of directors and management of the Company, it is our pleasure to express our appreciation for your continued support.

/s/ Ian Jacobs	/s/ Stefan Joselowitz
Ian Jacobs Chairperson of the Board	Stefan Joselowitz President and Chief Executive Officer

MIX TELEMATICS LIMITED
(South African Company Registration No. 1995/013858/06)

NOTICE OF 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Date and Time:
Wednesday, September 6, 2023, at 2:30 p.m., South African time

Location:
Virtually at www.meetnow.global/za.

Shareholder Notice Record Date:
You are entitled to receive notice of the Annual Meeting, or any continuation, postponement or adjournment thereof if you were a holder of ordinary shares on the South African share register of the Company (a “shareholder”) at the close of business on Friday, July 21, 2023.
A complete list of such shareholders will be open to the examination by any shareholder at our principal executive offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686, for a period of ten days prior to the Annual Meeting.

Shareholder Voting Record Date:
You are entitled to participate in and vote at the Annual Meeting if you were an ordinary shareholder of record at the close of business on Friday, September 1, 2023.

Shareholder Participation:
In order for shareholders or their duly appointed proxies to participate in the Annual Meeting, they must either:
i) register online using the online registration portal at www.meetnow.global/za; ii) or apply to Computershare, by delivering the duly completed electronic participation form (included with the Proxy Statement), their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or mailing the same to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or by email to proxy@computershare.co.za, in each case so as to be received by Computershare by no later than 2:30 p.m., South African time, on Monday, September 4, 2023 to assist in the efficient administration of the Annual Meeting. Notwithstanding the foregoing deadline, Computershare shall reasonably endeavor to validate any electronic participation forms submitted thereafter prior to the commencement of the Annual Meeting.

The electronic participation form can be found as an insert in the Proxy Statement. Computershare will validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided.
A shareholder who is entitled to participate and vote at the Annual Meeting is entitled to appoint a proxy or two or more proxies to participate in and vote at the Annual Meeting in the place of the shareholder, by completing the form of proxy in accordance with the instructions set out therein and a proxy need not be our shareholder. Meeting participants (including proxies) are required to provide reasonably satisfactory identification before being entitled to participate in a meeting. In this regard, all shareholders recorded in our registers will be required to provide identification satisfactory to the Chairperson of the Annual Meeting. Forms of identification include valid identity documents, driver’s licenses and passports.

ADS Record Date:

You have the right to give voting instructions to The Bank of New York Mellon as the depositary (the “Depositary”) or your broker, bank or other nominee, as applicable, with respect to the ordinary shares underlying your American Depositary Shares (the “ADSs”), each representing 25 ordinary shares, if you held your ADSs as of Friday, July 28, 2023 (the “ADS Record Date”).

ADS Holder Participation:

If you held your ADSs directly as of the ADS Record Date, so long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on Tuesday, August 29, 2023, the Depositary will, to the extent practicable and subject to South African law and the terms of the deposit agreement, vote the underlying ordinary shares as you instruct.

If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the ordinary shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.

As an ADS holder, you will not be entitled to vote in person at the Annual Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the ordinary shares underlying your ADSs in accordance with your instructions.

You may also exercise the right to vote the ordinary shares underlying your ADSs by surrendering your ADSs and withdrawing the ordinary shares represented by your ADSs pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your ordinary shares and vote them at the Annual Meeting as an ordinary shareholder of record. ADS holders may incur additional costs associated with the surrender process.

Address of Corporate Headquarters:

Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686

Items of Business:

The purpose of the meeting is to present the following items of business to the shareholders of the Company:

Proposal No. 1:	to re-elect each of (a) Charmel Flemming and (b) Fikile Futwa as directors;
Proposal No. 2:	to ratify the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024;
Proposal No. 3:	to authorize the repurchase of securities;
Proposal No. 4:	to authorize financial assistance to related and inter-related companies;
Proposal No. 5:	to approve the fees payable to non-executive directors;
Proposal No. 6:	to conduct a non-binding advisory vote on endorsement of the Remuneration Policy;
Proposal No. 7:	to conduct a non-binding advisory vote on endorsement of the Remuneration Implementation Report;
Proposal No. 8:	to conduct a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers;
Proposal No. 9:	to adopt the IFRS AFS for the fiscal year ended March 31, 2023, as having been duly presented to the Shareholders of the Company at the Annual Meeting;
Proposal No. 10:	to authorize the placement of authorized but unissued shares under the control of directors;
Proposal No. 11:	to appoint the members of the Audit and Risk Committee;
Proposal No. 12:	to authorize the issuance of shares for cash;
Proposal No. 13:	to authorize the signature of documentation; and
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Proposals 1 to 2 and 6 to 13 will be proposed as ordinary resolutions and Proposals 3 to 5 will be proposed as special resolutions.

Pursuant to the Memorandum of Incorporation of the Company, for each special resolution to be approved, it must be supported by at least 75% of the votes exercised at the Annual Meeting, and for each ordinary resolution, more than 50% of the votes exercised at the Annual Meeting, in each case not counting abstentions.
However, pursuant to the JSE Listings Requirements, proposals 6, 7 and 12 must also be supported by at least 75% of the votes exercised at the Annual Meeting, in each case not counting abstentions.
Information about the Annual Meeting and the items of business to be acted upon at the Annual Meeting are contained in the accompanying Proxy Statement.
Your vote is important. Voting will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote by following the instructions for voting by completing, signing, dating and returning your form of proxy or proxy card or by Internet voting as described on your form of proxy or proxy card.

/s/ Shantel Dartnall
Statucor Proprietary Limited Company Secretary
July 28, 2023

This Notice of Annual Meeting of Shareholders and the Proxy Statement are first being distributed or made available, as the case may be, on or about Friday, July 28, 2023.

MIX TELEMATICS LIMITED
(South African Company Registration No. 1995/013858/06)
Howick Close, Waterfall Park,
Midrand, Johannesburg, South Africa, 1686
PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 6, 2023
This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K and the Group IFRS and Company IFRS Annual Financial Statements for the fiscal year ended March 31, 2023 (the “IFRS AFS”) (collectively the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of MiX Telematics Limited (the “Company” or “MiX”), in connection with our 2023 annual general meeting of shareholders (the “Annual Meeting”).
While this document is being sent to our ordinary shareholders of record (each, a “shareholder”), this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, September 6, 2023, at 2:30 p.m., South African time, and will be conducted entirely by electronic communication as permitted by the Companies Act 71 of 2008, as amended (the “Companies Act”), and by the Company’s Memorandum of Incorporation (as amended “Memorandum of Incorporation”). Check-in will begin at 2:00 p.m., South African time, and you should allow ample time for the check-in procedures.

What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

Proposal No. 1:	Re-election of each of (a) Charmel Flemming and (b) Fikile Futwa as directors.
Proposal No. 2:	Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024.
Proposal No. 3:	Authorization of the repurchase of securities.
Proposal No. 4:	Authorization of financial assistance to related and inter-related companies.
Proposal No. 5:	Approval of the fees payable to non-executive directors.
Proposal No. 6:	Non-binding advisory vote on endorsement of the Remuneration Policy.
Proposal No. 7:	Non-binding advisory vote on endorsement of the Remuneration Implementation Report.
Proposal No. 8:	Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.
Proposal No. 9:	Adoption of the IFRS AFS.
Proposal No. 10:	Authorization of the placement of authorized but unissued shares under the control of directors.
Proposal No. 11:	Appointment of the members of the Audit and Risk Committee.
Proposal No. 12:	Authorization to issue shares for cash.
Proposal No. 13:	Authorization of the signature of documentation.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
Proposals 1 to 2 and 6 to 13 will be proposed as ordinary resolutions and Proposals 3 to 5 will be proposed as special resolutions.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
As of the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a shareholder and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why am I receiving these materials?

If you are a shareholder

    We have sent you this Proxy Statement because you are a shareholder and our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.

The record date for shareholders entitled to receive notice of the Annual Meeting and any continuation, postponement or adjournment thereof, as determined by the Board is close of business on Friday, July 21, 2023 (the “Notice Record Date”).
We intend to mail this Proxy Statement on or about Friday, July 28, 2023, to all shareholders, as of the Notice Record Date.

If you are an ADS holder

Materials for holders of our ADSs (each, an “ADS holder”), including this Proxy Statement, will be mailed to all ADS holders of record, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register as of 5:00 p.m., Eastern Time, on Friday, July 28, 2023 (the “ADS Record Date”).

What does it mean if I receive more than one set of proxy materials?
It means that your shares or ADSs are held in more than one account on the South African share register, the records of the Depositary and/or with more than one broker, bank, other nominee or Central Securities Depository Participant (“CSDP”). Please vote all of your shares.
How many shareholders must be present to hold the Annual Meeting in order for there to be a quorum?
A quorum must be present at the Annual Meeting in order for any business to be transacted. In accordance with the New York Stock Exchange (the “NYSE”) rules, one or more shareholders holding at least one-third of our voting share capital or present in person, or by remote communication, or by proxy and entitled to vote at that meeting shall form a quorum. In addition, under our Memorandum of Incorporation, a quorum for the purposes of considering the resolutions to be proposed at the Annual Meeting shall consist of three shareholders of the Company, personally present (and if the shareholder is a body corporate, the representative of the body corporate), and entitled to vote at the Annual Meeting.

If you sign and return your paper proxy card or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes in respect of ADS holders, will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What if a quorum is not present at the Annual Meeting?
Under our Memorandum of Incorporation, no business shall be transacted at the Annual Meeting unless a quorum of shareholders is present in person or by proxy at the time when the meeting proceeds to business. If a quorum is not present in person or by proxy within one hour of the scheduled time of the Annual Meeting, the Annual Meeting shall stand adjourned to the same day in the next week, at the same time and place. If a quorum is not present or represented at the scheduled time for the adjourned Annual Meeting the shareholders present and entitled to vote at the adjourned Annual Meeting, present in person or by proxy shall form a quorum.

What are “broker non-votes”?
A “broker non-vote” occurs when shares (or ADSs representing such shares) held in the name of a bank, broker or other nominee for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares (or ADSs representing such shares) and (2) the broker lacks the authority to vote the shares (or ADSs representing such shares) at their discretion under applicable rules of the NYSE.
Under NYSE interpretations that govern broker non-votes in respect of ADS holders, we believe each of the proposals, other than Proposal Nos. 2 and 9, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on the proposals, other than Proposal Nos. 2 and 9. Proposal No. 2 for the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm and Proposal No. 9 for the adoption, by ordinary resolution, of the IFRS AFS are considered discretionary matters, and a broker will be permitted to exercise its discretion to vote uninstructed shares on such proposals.
If I hold ADSs, how do my rights differ from those who hold ordinary shares?
ADS holders do not have the same rights as shareholders. South African law governs the rights of shareholders.The deposit agreement among the Company, The Bank of New York Mellon as the depositary (the “Depositary”) and the holders from time to time of ADSs issued thereunder, including the form of American depositary receipts (the “Deposit Agreement”), sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents twenty-five ordinary shares. If you have queries about how you can deliver voting instructions to the Depositary, please contact the Depositary, your broker, bank or nominee.

Who is entitled to vote on the proposals?
If you are a shareholder

At the close of business on the notice date, there were 554,020,612 of our shares issued and outstanding and entitled to vote. In accordance with the Listings Requirements of the Johannesburg Stock Exchange (the “JSE” and its listings requirements the “JSE Listings Requirements”) the record date for shareholders who are entitled to participate in and vote at the Annual Meeting will be Friday, September 1, 2023 (the “Voting Record Date”). On the basis that voting at the Annual Meeting will be conducted by way of a poll, every shareholder present in person or by proxy shall have one vote for each share held on any matter presented to shareholders at the Annual Meeting.
Kindly note that Annual Meeting participants (including proxies) are required to provide reasonably satisfactory identification before being entitled to participate in an Annual Meeting. In this regard, all shareholders recorded in the registers of the Company on the Voting Record Date will be required to provide identification satisfactory to the Chairperson of the Annual Meeting. Forms of identification include valid identity documents, driver’s licenses and passports.
If you are an ADS holder
An ADS holder may vote with respect to the ordinary shares of the Company underlying their ADSs if such ADS holder or its brokerage firm, bank or nominee is registered as an ADS holder in the register of the Depositary as of the ADS Record Date. ADS holders will not be entitled to participate and vote at the Annual Meeting in person. For more information about voting as an ADS holder, see “How do I vote my shares without participating at the Annual Meeting?” below.

How do I vote my shares at the Annual Meeting?

To participate in the Annual Meeting via electronic communication, shareholders or their duly appointed proxies must either i) register online using the online registration portal at www.meetnow.global/za; or (ii) apply to Computershare, by delivering the duly completed electronic participation form, with their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Monday, September 4, 2023 to assist in the efficient administration of the Annual Meeting. The electronic participation form can be found as an insert in this Proxy Statement. Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided. Should any electronic participation forms be submitted after 2:30 p.m., South African time, on Monday, September 4, 2023, Computershare shall reasonably endeavor to validate such requests prior to the commencement of the Annual Meeting. The Company will inform shareholders or their proxies who notified Computershare of their intended participation, by no later than 5:00 p.m., South African time, on Tuesday, September 5, 2023, by email of the relevant details through which shareholders or their proxies can participate electronically.

How do I vote my shares without participating in the Annual Meeting?
If you are a shareholder

To ensure that all of your shares are voted, for each set of proxy materials, please complete and submit your form of proxy by lodging, posting, faxing or emailing the transfer secretaries of the Company, Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, (Private Bag X9000, Saxonwold, 2132) or by email to proxy@computershare.co.za.

Pursuant to section 62(3)(e) of the Companies Act, a shareholder who is entitled to participate and vote at the Annual Meeting is entitled to appoint a proxy or two or more proxies to participate in and vote at the Annual Meeting in his/her place. A proxy need not be a shareholder of the Company. A form of proxy is attached for the convenience of any shareholder who cannot participate in Annual Meeting. Forms of proxy may also be obtained on request from the Company’s registered office.

Shareholders who have already dematerialized their shares through a CSDP or broker rather than through own-name registration and who wish to participate in the Annual Meeting must instruct their CSDP or broker to issue them with the necessary authority to participate.

Dematerialized shareholders, who have elected own-name registration in the sub-register through a CSDP and who are unable to participate but wish to vote at the Annual Meeting, should complete and lodge the attached form of proxy with the transfer secretaries of the Company.

Dematerialized shareholders who have not elected own-name registration in the sub-register through a CSDP and who are unable to participate but wish to vote at the Annual Meeting should timely provide their CSDP or broker with their voting instructions in terms of the custody agreement entered into between the shareholder and his CSDP or broker.

If you are an ADS holder

As an ADS holder, you will not be entitled to vote in person at the Annual Meeting. If you are an ADS holder as of the ADS Record Date, you may give voting instructions to the Depositary or your broker, bank or other nominee, as applicable, with respect to the ordinary shares underlying your ADSs. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on Tuesday, August 29, 2023, it will, to the extent practicable and subject to South African law and the terms of the Deposit Agreement, vote the underlying ordinary shares as you instruct. If you hold ADSs through a brokerage firm, bank or nominee on the ADS Record Date, the materials for ADS holders, including the ADS proxy card, will be sent to that organization and such intermediary will provide you with instructions on how you may give voting instructions with respect to the ordinary shares underlying your ADSs. If you have queries about how you can deliver voting instructions, please contact the Depositary, your broker, bank or nominee, and carefully follow the voting procedures provided to you.

To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the ordinary shares underlying your ADSs in accordance with your instructions. The Depositary will collate all votes properly submitted by ADS holders and submit a vote on behalf of all such ADS holders.

You also may exercise the right to vote the ordinary shares underlying your ADSs by surrendering your ADSs and withdrawing the ordinary shares represented by your ADSs pursuant to the terms described in the Deposit Agreement. However, it is possible that you may not have sufficient time to withdraw your ordinary shares and vote them at the upcoming
Annual Meeting as a shareholder. ADS holders may incur additional costs associated with the surrender process.

If at any point you require guidance, please contact the Company at company.secretary@mixtelematics.com.

How does the Board recommend that I vote?
The Board recommends that you vote:
•FOR the re-election of the directors listed in this Proxy Statement.
•FOR the ratification of the appointment of Deloitte & Touche as external auditor/ independent registered public accounting firm for the fiscal year ending March 31, 2024.
•FOR the authorization of the repurchase of securities.
•FOR the authorization of financial assistance to related and inter-related companies.
•FOR the approval of the fees payable to non-executive directors.
•FOR the non-binding advisory vote on endorsement of the Remuneration Policy.
•FOR the non-binding advisory vote on endorsement of the Remuneration Implementation Report.
•FOR the non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.
•FOR the adoption of the IFRS AFS.
•FOR the authorization of the placement of authorized but unissued shares under the control of directors.
•FOR the appointment of the members of the Audit and Risk Committee.
•FOR the authorization to issue shares for cash.
•FOR the authorization of the signature of documentation.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes(1)	Broker Discretionary Voting Allowed
Proposal No. 1: Re-election of each (a) Charmel Flemming and (b) Fikile Futwa as directors.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	No(2)
Proposal No. 2: Ratification of the appointment of Deloitte & Touche as external auditor / independent registered public accounting firm for the fiscal year ending March 31, 2024.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	Yes(3)
Proposal No. 3: Authorization of the repurchase of securities.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 4: Authorization of financial assistance to related and inter-related companies.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 5: Approval of the fees payable to non-executive directors.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 6: Non-binding advisory vote on endorsement of the Remuneration Policy.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 7: Non-binding advisory vote on endorsement of the Remuneration Implementation Report.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)

Proposal No. 8: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 9: Adoption of the IFRS AFS.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	Yes(3)
Proposal No. 10: Authorization of the placement of authorized but unissued shares under the control of directors.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 11: Appointment of the members of the Audit and Risk Committee.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 12: Authorization to issue shares for cash.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 13: Authorization of the signature of documentation.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
(1) A withheld vote or abstention, as applicable, is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2) As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3) As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Computershare will tabulate the votes, and representatives of Computershare will act as inspectors of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet or mail, if you are a shareholder, you may change your vote and revoke your proxy by:

•sending a written statement to that effect to the attention of the Company Secretary at our corporate offices, provided such statement is received no later than Wednesday, September 6, 2023 at 2:30 p.m., South African time;
•voting again by Internet at a later time before the closing of those voting facilities at 2:30 p.m., South African time, on Wednesday, September 6, 2023;
•submitting a properly signed proxy card with a later date that is received no later than Wednesday, September 6, 2023 at 2:30 p.m., South African time; or
•participating in person at the Annual Meeting, revoking your proxy and voting in person.
If you hold shares in street name (rather than through own-name registration), you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed letter of representation from the record holder (broker, bank or other nominee) giving you the right to vote the shares. Your most recent proxy card or Internet proxy is the one that is counted. Your participation in the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote in person at the Annual Meeting.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote your ADSs.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL NO. 1 RE-ELECTION OF DIRECTORS
Board Size and Structure
In accordance with our Memorandum of Incorporation as currently in effect, the Board must comprise at least four directors and the maximum number of directors to serve on our Board is determined by our shareholders from time to time. Our Board currently consists of four non-executive directors and three executive directors.
Our Memorandum of Incorporation provides that at least one-third of the non-executive directors retire by rotation each year and stand for re-election at the Annual Meeting. The non-executive directors to retire in every year shall be those who have been longest in office since their last election, but as between persons who were elected as non-executive directors on the same day, those to retire shall, unless they otherwise agree among themselves, be determined by lot. Each director shall hold office until the expiration of their term or until their earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled by vote of a majority of the directors then in office, subject to ratification by shareholders at the next general meeting of the Company.

Set forth below are the names and certain information for each member and nominee of our Board. The information presented includes each director and nominee’s principal occupation and business experience for the past five years, and the names of other public companies on which s/he has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Nominations and Remuneration Committee and our Board to conclude that s/he should serve as a director. In addition, we believe that each director and nominee possesses the attributes or characteristics which the Nominations and Remuneration Committee expects of each director. These attributes and characteristics are further described in “Corporate Governance - Director Nomination Process”. There are no family relationships among any of our directors or executive officers.
Current Directors and Their Terms
Our current directors and their terms are set forth below.

Directors with Current Term Ending at 2023 Annual Meeting	Directors with Current Term Ending at 2024 Annual Meeting
Charmel Flemming	Ian Jacobs
Fikile Futwa	Richard Bruyns

If elected by the shareholders at the Annual Meeting, Charmel Flemming and Fikile Futwa will each serve for a term expiring at our Annual Meeting of shareholders to be held in 2025, or until her earlier death, resignation or removal.
Each person nominated for election at the Annual Meeting has agreed to serve if elected, and management and the Board have no reason to believe that any such nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any such nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.
In addition, Stefan Joselowitz, our Chief Executive Officer, Paul Dell, our Chief Financial Officer, and Charles Tasker, our Chief Operating Officer, serve as directors for indefinite terms.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information, for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years.
We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our non-executive directors was carried on with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings in which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.
Board Nominees
Charmel Flemming, age 40, is a chartered accountant and the founder and CEO of F Twelve, a cloud-based accounting and management solutions company. Charmel serves as a non-executive director on listed and non-listed boards and advocates for diversity in the financial industry and inclusivity in the boardroom. Charmel completed her articles at KPMG Inc. and soon after joined De Beers, where she also served as a trustee on the boards of the De Beers Benefit Society Medical Aid and De Beers Pension Fund. These challenging roles require specific knowledge, expertise, confidence, and analytical skills while maintaining an external and objective viewpoint to contribute to an effective board. Her corporate experience includes financial reporting, risk and governance. Her ambition is to help design a progressive agenda at the boardroom table. At DRDGold Limited, which has a primary listing on the JSE Limited and a secondary listing on the NYSE, Charmel currently serves on the Audit and Risk Committee and the Social and Ethics Committees. She is a non-executive director on the board of AKTV (Die Afrikaanse Taal-en Kultuurvereniging MSW) and serves as the audit committee chair. Charmel was also a non-executive director on the board of Acorn Agri & Food Limited during FY2023 and has also volunteered on boards of non-profit organizations in her community.
Fikile Futwa, age 46, has served as an independent non-executive director since 2018. Fikile is a member of the Social and Ethics Committee and the Chairperson of our Audit and Risk Committee. Fikile founded and manages an accounting firm, Your Financial Partner CC, which is registered with the South African Institute of Chartered Accountants since 2015. Fikile has more than 18 years’ corporate experience, which includes external audit, accounting, payroll, financial management, corporate finance, corporate governance, taxation and Broad-Based Black Economic Empowerment regulations. Fikile started her accounting articles at Arthur Andersen Inc. and completed same with KPMG Inc. Post-articles, Fikile worked in corporate finance for Eskom Holdings SOC Limited and Anglo-American Corporation Limited. Fikile later joined Discovery Limited, where she headed up the Discovery CA(SA) training program and Group Accounting department. Fikile has served as a non-executive director on various non-profit boards.

Continuing Directors

Stefan Joselowitz, age 64, has served as our Chief Executive Officer, and as a member of our Board of Directors since he founded the Company in 1996. In 2008, he relocated to the United States as part of our global expansion strategy. Prior to founding MiX, from 1984 to 1995, he served as Chief Executive Officer, and previously, Sales Director, of Shurlok (Pty) Ltd, a developer of electronic systems for the automotive industry, helping to build the company into a leader in the field of vehicle safety and security.
Paul Dell, age 41, is a chartered accountant and has served in various senior roles since joining MiX in July 2010. He currently serves as the Company’s Chief Financial Officer, a position he has held since June 24, 2022. Paul previously served as our Chief Accounting Officer from July 2019 to June 2022, and was our Interim Chief Financial Officer and a member of the Board from February 2017 to July 2019.
Charles Tasker, age 59, has served as our Chief Operating Officer since 2014 and as a member of our Board of Directors since 2007. Prior to assuming the position of Chief Operating Officer, Charles served as the executive responsible for Fleet Solutions worldwide since our acquisition of OmniBridge SA in 2007. Prior to working at MiX, Charles founded DataPro Inc. in 1986, an Internet service provider and software development company, which was acquired by Control Instruments Group Limited in 1996. Charles has more than 25 years of entrepreneurial and management experience working with companies in the technology sector.
Richard Bruyns, age 70, our lead independent non-executive director, has served on our Board of Directors since 2007 and as our lead independent non-executive director and Chairperson of the Nominations and Remuneration Committee since 2016. Richard is also a member of our Audit and Risk Committee, and our Social and Ethics Committee. Richard has been managing listed companies since 1998, when he was with Darling Hodgson Limited a manufacturing company that was bought by Murray and Roberts Group. Richard has served as a member and/or chairperson of board committees of various listed companies over the years.

Ian Jacobs, age 46, has served as an independent non-executive director since 2016. He was appointed as the Chairperson of the Board in November 2022 and is a member of our Nominations and Remuneration Committee. Ian graduated from Yeshiva University, New York in 1997 and worked as a research analyst focused on small capitalization companies from 1997 to 2002 at Schroders, Sidoti & Co. and Goldman Sachs & Co. In 2003, after graduating from Columbia Business School, New York, Ian joined Berkshire Hathaway Inc., where he worked on investment research and other projects as directed by the Chairman/CEO. In 2009, Ian left Berkshire Hathaway Inc. to form 402 Capital LLC, a private investment fund.

Pursuant to Proposal No. 1(a), the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that Charmel Flemming who retires in terms of the Company’s Memorandum of Incorporation and who, being eligible, offers herself for re-election, be re-elected as a director of the Company.”
The Nominations and Remuneration Committee has considered Charmel Flemming’s past performance and contribution to the Company and recommends that Charmel Flemming is re-elected as a director of the Company.
Pursuant to Proposal No. 1(b), the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that Fikile Futwa who retires in terms of the Company’s Memorandum of Incorporation and who, being eligible, offers herself for re-election, be re-elected as a director of the Company.”
The Nominations and Remuneration Committee has considered Fikile Futwa’s past performance and contribution to the Company and recommends that Fikile Futwa is re-elected as a director of the Company.
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the re-election of each of Charmel Flemming and Fikile Futwa. Should a majority of the votes cast be AGAINST the re-election of either of Charmel Flemming and Fikile Futwa, she will step down as a director of MiX at the conclusion of the Annual Meeting and no longer act as an independent non-executive director of the Company, resulting in the Company no longer having the required minimum number of independent non-executive directors required pursuant to U.S. federal securities laws, the NYSE rules, the JSE Listings Requirements and the Companies Act. The Company would then need to recruit a new independent non-executive director to replace her.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF EXTERNAL AUDITOR/INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of External Auditor/Independent Registered Public Accounting Firm
In terms of section 90 of the Companies Act, the JSE Listings Requirements and our Memorandum of Incorporation the Company shall appoint an external auditor/independent registered public accounting firm each year at its Annual Meeting. The Audit and Risk Committee nominates for appointment the external auditor/independent registered public accounting firm. In this regard, the Audit and Risk Committee evaluates the qualifications, performance and independence of our external auditor/independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit and Risk Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the suitability for appointment of the firm and the lead audit partner, the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche has served as our external auditor/independent registered public accounting firm since fiscal year 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. In addition, in terms of the JSE Listings Requirements the Audit and Risk Committee, have satisfied itself that Deloitte & Touche meet the independence requirements prescribed by section 94(8) of the Companies Act, and having assessed the suitability of Deloitte & Touche and Daniel Hooijer in accordance with paragraph 3.84(g)(iii) of the JSE Listings Requirements, recommends that Deloitte & Touche be re-appointed as the external auditor/independent registered public accounting firm of the Company, with Daniel Hooijer being the designated audit partner. Upon consideration of these and other factors, the Audit and Risk Committee has nominated Deloitte & Touche for appointment to serve as our external auditor/independent registered public accounting firm, together with Daniel Hooijer as the lead audit partner, for the fiscal year ending March 31, 2024.
Even if the nomination is approved by shareholders, the Audit and Risk Committee, in its discretion, may select a different external auditor/independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.
Representatives of Deloitte & Touche are expected to participate in the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.
Audit, Audit-Related, Tax and All Other Fees
The table below sets forth the aggregate fees billed to MiX for services related to the fiscal years ended March 31, 2023 and 2022, respectively, by Deloitte & Touche, our external auditor/independent registered public accounting firm.

	Year Ended March 31,		Year Ended March 31,
	2023(4)	2022(4)	2023	2022
Audit Fees (1)	$1,297,330	$1,195,320	R22,035,543	R17,760,425
Audit-Related Fees	-	-	-	-
Tax Fees (2)	$9,330	$36,858	R158,481	R547,650
All Other Fees (3)	$5,389	$5,931	R91,535	R88,118
	$1,312,049	$1,238,109	R22,285,559	R18,396,193

(1) Audit fees for 2023 and 2022 consisted of professional services rendered by Deloitte & Touche for the audit of our financial statements.
(2) Tax fees for 2023 and 2022 consisted of professional services rendered for corporate tax compliance and tax advisory services.
(3) In respect of our Audit and Risk Committee approval process, all of the non-audit and audit fees paid to Deloitte & Touche have been pre-approved by the Audit and Risk Committee.
(4) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.9853 per $1.00, which is the average exchange rate for fiscal year 2023. U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.8583 per $1.00, which is the average exchange rate

Pre-Approval Policies and Procedures
The formal written terms of reference for our Audit and Risk Committee requires that the Audit and Risk Committee, or the chairperson of the Audit and Risk Committee, pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our external auditor/independent registered public accounting firm in accordance with our audit services pre-approval policy (as amended from time to time), other than de minimis non-audit services approved in accordance with the applicable U.S. Securities and Exchange Commission (“SEC”) rules.
The Audit and Risk Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our external auditor/independent registered public accounting firm may be pre-approved. This pre-approval policy generally provides that the Audit and Risk Committee will not engage an external auditor/independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit and Risk Committee or (ii) entered into pursuant to the pre-approval policies and procedures described in the pre-approval policy. Unless a type of service to be provided by our external auditor/independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the Audit and Risk Committee.
On an annual basis, the Audit and Risk Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our external auditor/independent registered public accounting firm without first obtaining specific pre-approval from the Audit and Risk Committee. The Audit and Risk Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any member of the Audit and Risk Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit and Risk Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the external auditor/independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit and Risk Committee requires pre-approval for such additional services or such additional amounts.
The services provided to us by Deloitte & Touche in fiscal year 2023 and fiscal year 2022 were provided in accordance with our pre-approval policies and procedures, as applicable.
Pursuant to Proposal No. 2, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:

“Resolved, by ordinary resolution of the shareholders, that, Deloitte & Touche be, and hereby is appointed as the Company’s external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the appointment of Deloitte & Touche as our external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024.

PROPOSAL NO. 3 AUTHORIZATION OF THE REPURCHASE OF SECURITIES
General
The purpose of this proposal is to afford our Board (or a subsidiary of the Company) a general authority to effect a repurchase of our securities. The effect of the resolution will be that the Board will have the authority, subject to U.S. federal securities laws, the NYSE rules, the JSE Listings Requirements and the Companies Act, as applicable, to effect repurchases of our securities.
In accordance with the JSE Listings Requirements the Board records that, depending on market conditions, there is an intention to effect a repurchase of our securities. The Board will utilize this general authority to repurchase securities as and when suitable opportunities present themselves, which may require expeditious and immediate action.
The Board undertakes that, after considering the maximum number of securities that may be repurchased and the price at which the repurchases may take place pursuant to the general authority, for a period of 12 months after the date of notice of this Annual Meeting:
•we will, in the ordinary course of business, be able to pay its debts;
•our consolidated assets fairly valued in accordance with International Financial Reporting Standards, will exceed our consolidated liabilities fairly valued in accordance with International Financial Reporting Standards; and
•our share capital, reserves and working capital will be adequate for ordinary business purposes.
The following additional information is provided in terms of paragraph 11.26 of the JSE Listings Requirements for purposes of this general authority:
•Major beneficial shareholders - pages 118 to 119 of the IFRS AFS; and
•Capital structure of the Company - pages 55 to 63 of the IFRS AFS.

Directors’ responsibility statement
The Board, whose names appear on page 4 of the IFRS AFS, collectively and individually accept full responsibility for the accuracy of the information pertaining to this special resolution and certify that, to the best of their knowledge and belief, there are no facts that have been omitted which would make any statement false or misleading, and that all reasonable inquiries to ascertain such facts have been made and that the special resolution contains all information required by the Companies Act and the JSE Listings Requirements.
Material changes
Other than the facts and developments reported on in our IFRS AFS, there have been no material changes in the affairs or financial position of the Company and its subsidiaries since the date of signature of the audit report for the fiscal year ended March 31, 2023, and up to the date of this notice.
Pursuant to Proposal No. 3, the following resolution will be submitted to our shareholders for approval, as a special resolution, at the Annual Meeting:
“Resolved, by special resolution of the shareholders, that the Company or any of its subsidiaries be and are hereby authorized by way of a general authority to acquire securities issued by the Company (being ordinary shares listed on the JSE Limited and ADSs listed on the NYSE), in terms of sections 46 and 48 of the Companies Act, and subject to U.S. federal securities laws, the NYSE rules, and the JSE Listings Requirements, as applicable:
(a)any acquisition of securities shall be implemented through the order book of the JSE or the NYSE, as applicable, and without prior arrangement between the Company and the counter party;
(b)this general authority shall be valid until the Company’s next annual general meeting, provided that it shall not extend beyond 15 months from the date of passing this special resolution;
(c)the Company (or any subsidiary) is duly authorized by its Memorandum of Incorporation to do so;
(d)acquisitions of securities in the aggregate may not exceed 20% in any one financial year (or 10% in aggregate where the acquisitions are effected by a subsidiary) of the Company’s issued ordinary share capital as at the date of passing this special resolution;

(e)in determining the price at which securities issued by the Company are acquired by it or any of its subsidiaries in terms of this general authority, the maximum premium at which such securities may be acquired will be 10% of the weighted average of the market value on the JSE over the five business days immediately preceding the repurchase of such securities;
(f)at any point in time the Company (or any subsidiary) may appoint only one agent to effect repurchases on its behalf;
(g)repurchases may not take place during a prohibited period (as defined in paragraph 3.67 of the JSE Listings Requirements) unless a repurchase program is in place (where the dates and quantities of securities to be repurchased during the prohibited period are fixed) and has been submitted to the JSE in writing prior to the commencement of the prohibited period;
(h)an announcement will be published as soon as the Company or any of its subsidiaries have acquired securities constituting, on a cumulative basis, 3% of the number of securities in issue prior to the granting of the repurchase authority and pursuant to which the aforesaid threshold is reached, and for each 3% in aggregate acquired thereafter, containing full details of such repurchases; and
(i)the Board of Directors of the Company must resolve that the repurchase is authorized, the Company and its subsidiaries have passed the solvency and liquidity test, as set out in section 4 of the Companies Act, and since that test was performed, there have been no material changes to the financial position of the MiX Telematics Group of Companies.”

Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the authorization of the repurchase of securities.

PROPOSAL NO. 4 AUTHORIZATION OF FINANCIAL ASSISTANCE TO RELATED AND INTER-RELATED COMPANIES
General
The Company believes it is in its best interest to have the ability to provide financial assistance to related and inter-related companies, in appropriate circumstances and if the need arises, in accordance with sections 44 and 45 of the Companies Act. This authority is necessary for us to provide such financial assistance. Under the Companies Act, in order to provide such assistance, we require the proposal (special resolution) referred to below to be adopted, and in the event of such a transaction, our Board must determine that the terms of the proposed financial assistance are fair and reasonable and, immediately after providing the financial assistance, we would satisfy the solvency and liquidity test contemplated in the Companies Act. In the circumstances and in order to, inter alia, ensure that our subsidiaries and other related and inter-related companies and corporations have access to financing and/or financial backing from us (as opposed to banks), it is necessary to obtain the approval of shareholders, as set out in this proposal. Therefore, the reason for, and effect of, this proposal is to permit us to provide direct or indirect financial assistance (within the meaning attributed to that term in sections 44 and 45 of the Companies Act) to the entities referred to below.

Pursuant to Proposal No. 4, the following resolution will be submitted to our shareholders for approval, as a special resolution, at the Annual Meeting:
“Resolved, by special resolution of the shareholders, that to the extent required by the Companies Act, the Board of Directors of the Company may, subject to compliance with the requirements of the Company’s Memorandum of Incorporation, the Companies Act and the JSE Listings Requirements, each as presently constituted and as amended from time to time, authorize the Company to provide direct or indirect financial assistance, as contemplated in sections 44 and 45 of the Companies Act, by way of loans, guarantees, the provision of security or otherwise, to any of its present or future subsidiaries and/or any other company or corporation that is or becomes related or inter-related (as defined in the Companies Act) to the Company for any purpose or in connection with any matter provided for in terms of sections 44 and 45 of the Companies Act, such authority to endure for a period of two years after the adoption of this special resolution or until its renewal, whichever is the earliest, and further provided that inasmuch as the Company’s provision of financial assistance to its subsidiaries will at any and all times be in excess of one-tenth of 1% of the Company’s net worth, the Company hereby provides notice to its shareholders of that fact.”
Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the financial assistance to related and inter-related companies.

PROPOSAL NO. 5 APPROVAL OF THE FEES PAYABLE TO NON-EXECUTIVE DIRECTORS
General
The reason for this proposal is to obtain shareholder approval by way of special resolution in accordance with section 66(9) of the Companies Act for the payment by us of remuneration to each of our non-executive directors for each non-executive director’s services as a non-executive director in the amounts set out under this proposal.
The fees payable to non-executive directors were last reviewed during 2022 and re-approved for another year at the annual general meeting held on September 9, 2022. The fees are proposed and reviewed by the Nominations and Remuneration Committee and are determined with reference to various factors, including the current global economic climate, fees paid by comparable companies, the responsibilities taken by the non-executive directors and the importance attached to the retention and attraction of high-caliber individuals. The Nominations and Remuneration Committee considered all relevant factors and proposed the increased fees below for the 2024 fiscal year.
The proposed fee of up to US$100,000 for a U.S. resident non-executive director is being proposed as we are considering the appointment of an additional non-executive director to our Board, preferably a U.S. resident who will also be elected as a member of the Audit and Risk Committee.
We are cognizant of the disparity of the fees paid to South African non-executive directors and those paid to U.S. resident non-executive directors. The proposed fee is a maximum proposed fee that our Board may, at its discretion pay to any newly appointed non-executive director who is a resident of the U.S., and the final amount that may be paid (up to a maximum of US$100,000) will be dependent of the skills, competence, qualifications and experience that a U.S. resident non-executive director, if appointed, will contribute to us. No additional fees will be payable to such U.S. resident non-executive director serving as either a member or chairperson of a committee.
Pursuant to Proposal No. 5, the following resolution will be submitted to our shareholders for approval, as a special resolution, at the Annual Meeting:
“Resolved, by special resolution of the shareholders, that the fees payable by the Company to non-executive directors for their services as directors (in terms of section 66 of the Companies Act) be and are hereby approved, which approval shall be valid until the next annual general meeting of the Company.”

	Amount per annum (2)	Amount per annum (3)
Non-executive director’s fee - current directors and future S.A. resident directors	R400,000	$22,250
Non-executive director’s fee - future U.S. resident director (1)		Up to US$100,000
Chairperson (in addition to director’s fee)
- Board	R450,000	$25,032
- Lead Independent Director	R300,000	$16,688
-Audit and risk	R400,000	$22,250
-Nominations and remuneration	R200,000	$11,125
- Social and ethics	R130,000	$7,231
Committee fees (in addition to director’s fee)
- Audit and risk	R250,000	$13,907
-Nominations and remuneration	R100,000	$5,563
- Social and ethics	R80,000	$4,450
(1) The proposed director’s fee for U.S. resident non-executive directors is a maximum proposed fee that our Board may, at its discretion pay to any newly appointed non-executive director who is a resident of the U.S. and will include any fee payable in respect of Committee membership.

(2) The fees exclude Value Added Tax (“VAT”) which will be added by the directors in terms of current VAT legislation in South Africa, if applicable.
(3) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R17.9772 per $1.00, which is the exchange rate as of March 31, 2023.

Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the fees payable to non-executive directors.

PROPOSAL NO. 6 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION POLICY
General
In terms of King IV (as defined in the “Corporate Governance” section of this Proxy Statement), an advisory vote should be obtained from shareholders on our Remuneration Policy, contained in the Nominations and Remuneration Committee’s Report, which begins on page 47 of this Proxy Statement. The vote allows shareholders to express their view on the Remuneration Policy. In accordance with King IV, in the event of 25% or more votes against this non-binding resolution, the Board is committed to engaging actively with dissenting shareholders in this regard, in order to ascertain the reasons therefor and to address all legitimate and reasonable objections and concerns.
Pursuant to Proposal No. 6, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that, in accordance with the JSE Listings Requirements and the King IV Report on Corporate Governance, and through a non-binding advisory vote, the Remuneration Policy be and is hereby approved.”
Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions is required in order to achieve compliance with King IV.
As this vote is advisory, it will not be binding upon the Board or the Nominations and Remuneration Committee and neither our Board nor the Nominations and Remuneration Committee will be required to take any action as a result of the outcome of this vote. However, the Nominations and Remuneration Committee will carefully consider the outcome of this vote when considering future compensation policies.
Board Recommendation
Our Board unanimously recommends a vote FOR the endorsement of the Remuneration Policy.

PROPOSAL NO. 7 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION IMPLEMENTATION REPORT
General
In terms of King IV, an advisory vote should be obtained from shareholders on our Remuneration Implementation Report, contained in the Nominations and Remuneration Committee’s Report, which begins on page 47 of this Proxy Statement. The vote allows shareholders to express their view on the Remuneration Implementation Report. In accordance with King IV, in the event of 25% or more votes against this non-binding resolution, the Board is committed to engaging actively with dissenting shareholders in this regard, in order to ascertain the reasons therefor and to address all legitimate and reasonable objections and concerns.
Pursuant to Proposal No. 7, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that, in accordance with the JSE Listings Requirements and the King IV Report on Corporate Governance, and through a non-binding advisory vote, the Remuneration Implementation Report be and is hereby approved.”
Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy at the Annual Meeting, not counting abstentions, is required in order to achieve compliance with King IV.
/As this vote is advisory, it will not be binding upon the Board or the Nominations and Remuneration Committee and
neither our Board nor the Nominations and Remuneration Committee will be required to take any action as a result of the outcome of this vote. However, the Nominations and Remuneration Committee will carefully consider the outcome of this vote when considering future compensation policies.

Board Recommendation
Our Board unanimously recommends a vote FOR the endorsement of Remuneration Implementation Report.

PROPOSAL NO. 8 NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
General
The Board is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board is providing the shareholders with an opportunity to provide an advisory vote related to the compensation of our named executive officers, commonly known as the “say-on-pay” proposal. As previously approved by shareholders, the SEC “say-on-pay” advisory vote occurs every year and covers the fiscal year prior to the date of the applicable proxy statement.
As described above, we have developed a Remuneration Policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term shareholder value. We believe our Remuneration Policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.
Pursuant to Proposal No. 8, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed on pages 37-45 of this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other compensation related tables and disclosure.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
As this vote is advisory, it will not be binding upon the Board or the Nominations and Remuneration Committee and neither our Board nor the Nominations and Remuneration Committee will be required to take any action as a result of the outcome of this vote. However, the Nominations and Remuneration Committee will carefully consider the outcome of this vote when considering future compensation policies.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the compensation paid to our named executive officers pursuant to U.S. securities laws requirements.

PROPOSAL NO. 9 ADOPTION OF THE IFRS AFS

General
In terms of the provisions of section 30(3)(d) of the Companies Act, the Company’s IFRS AFS which include the Directors’ Report, the report of the Audit and Risk Committee and the report of the external auditor/independent registered public accounting firm, must be presented to shareholders at the annual general meeting after the annual financial statements have been approved by the Board. Although not required, it is common practice amongst several South African companies to note the presentation of the annual financial statements to shareholders by way of ordinary resolution.
Pursuant to Proposal No. 9, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that the IFRS AFS for the fiscal year ended March 31, 2023, including the Directors’ Report, the report of the Audit and Risk Committee and the report of the external auditor/independent registered public accounting firm, be and are taken as having been duly presented to and received by the shareholders.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the adoption of the annual financial statements.

PROPOSAL NO. 10 AUTHORIZATION OF THE PLACEMENT OF AUTHORIZED BUT UNISSUED SHARES UNDER THE CONTROL OF DIRECTORS
General
Shareholders are advised that our Memorandum of Incorporation requires shareholders to approve the placement of our authorized but unissued shares under the control of our Board who may issue such shares in their discretion provided that such approval is valid until our next annual general meeting, and provided that it shall not extend beyond 15 months from the date of passing this ordinary resolution, whichever is the earlier, subject at all times to the Companies Act, the JSE Listings Requirements and our Memorandum of Incorporation.
Pursuant to Proposal No. 10, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that the authorized but unissued shares of the Company be and are hereby placed under the control of the Board of Directors of the Company, which directors are, subject to the rules of the NYSE, the JSE Listings Requirements and the provisions of the Companies Act, authorized to allot and issue and otherwise dispose of all or part thereof, at their discretion, of any such shares at such time or times, to such person or persons, company or companies and upon such terms and conditions as they may determine; such authority to remain in force until the next annual general meeting of the Company, provided that it shall not extend beyond 15 months from the date of passing this resolution.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the authorization of the placement of authorized but unissued shares under the control of directors.

PROPOSAL NO. 11 APPOINTMENT OF THE MEMBERS OF THE AUDIT AND RISK COMMITTEE
General
In terms of section 94(2) of the Companies Act, at each annual general meeting of the Company, shareholders must elect an audit committee comprising at least three members who are independent non-executive directors and have adequate relevant knowledge and experience to act as members of the audit committee. Neither the appointment nor the duties of an audit committee reduce the functions and duties of the Board, except with respect to the appointment, fees and terms of engagement of the external auditor/independent registered public accounting firm.
Pursuant to Proposal No. 11, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that the members of the Company’s Audit and Risk Committee set out below be and are hereby appointed, each by way of a separate vote, with effect from the end of this Annual Meeting in terms of section 94(2) of the Companies Act. The membership as proposed by the Nominations and Remuneration Committee is:
a.    Fikile Futwa (Chairperson);
b.    Charmel Flemming; and
c.    Richard Bruyns.”

Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the appointment of Fikile Futwa, Charmel Flemming and Richard Bruyns, as the members of the Audit and Risk Committee.

PROPOSAL NO. 12 AUTHORIZATION TO ISSUE SHARES FOR CASH
General
Shareholders are advised that in accordance with the provisions of the JSE Listings Requirements, shareholders may authorize the directors to issue unissued shares for cash as the directors in their discretion deem fit, for an amount not exceeding 30% of the Company’s issued share capital provided that such issue is subject to the provisions and limitations of the JSE Listings Requirements as set out in this proposal and subject always to compliance with the Companies Act. The Board confirms that there is no specific intention to issue any shares for cash as at the date of this notice. Pursuant to the JSE Listings
Requirements, this ordinary resolution must be supported by at least 75% of the votes exercised at the Annual Meeting, not counting abstentions.

Pursuant to Proposal No. 12, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved by ordinary resolution of shareholders that, subject to the restrictions set out below and further subject to the provisions of the rules of the NYSE, the Companies Act and the JSE Listings Requirements, the Board be and is hereby authorized until this authority lapses at the next annual general meeting of the Company, provided that this authority shall not extend beyond 15 months from the date of passing of this ordinary resolution, to allot and issue shares of the Company for cash, on the following basis:
(a)the shares which are the subject of the issue for cash must be of a class already in issue or, where this is not the case, must be limited to such shares or rights as are convertible into a class already in issue;
(b)the allotment and issue of shares for cash shall be made only to persons qualifying as “public shareholders”, as defined in the JSE Listings Requirements, and not to “related parties” provided that if the Company undertakes an equity raise via a bookbuild process, shares may be allotted and issued to ‘related parties’ subject to compliance with the relevant provisions of the JSE Listings Requirements;
(c)shares which are the subject of general issues for cash shall not exceed 30% of the Company’s issued share capital, excluding treasury shares as at the date of this AGM Notice,being 166 206 183 shares, provided that:
i.any shares issued under this authority, prior to this authority lapsing, shall be deducted from the
166 206 183 shares the Company is authorized to issue in terms of this authority; and
ii.in the event of a sub-division or consolidation of shares prior to this authority lapsing, the existing authority shall be adjusted accordingly to represent the same allocation ratio;
(d)    the maximum discount at which shares may be issued is 10% of the weighted average traded price of such shares measured over the 30 business days prior to the date that the price of the issue is agreed between the Company and the party subscribing for the shares; and
(e)    after the Company has issued shares in terms of this general authority to issue shares for cash representing on a cumulative basis within a financial year, 5% or more of the number of shares in issue prior to that issue, the Company shall publish an announcement containing full details of that issue, including, the number of shares issued, the average discount to the weighted average traded price of the shares over the 30 business days prior to the date that the issue is agreed in writing between the Company and the party/ies subscribing for the shares and an explanation, including supporting information (if any), of the intended use of the funds.”

Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the authorization to issue shares for cash.

PROPOSAL NO. 13 AUTHORIZATION OF THE SIGNATURE OF DOCUMENTATION
General
Authority is required to do all such things and sign all documents and take all such action as is necessary to implement the resolutions as set out in this Proxy Statement and approved at the Annual Meeting. It is proposed that any one director and/or the Company Secretary be authorized.
Pursuant to Proposal No. 13, the following resolution will be submitted to our shareholders for approval, as an ordinary resolution, at the Annual Meeting:
“Resolved, by ordinary resolution of the shareholders, that any director or the Company Secretary of the Company be and is hereby authorized to sign all such documentation and do all such things as may be necessary for or incidental to the implementation of the resolutions contained in this Proxy Statement, which are passed by shareholders in accordance with and subject to the terms thereof.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the authorization of the signature of documentation.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our current executive officers. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position
Stefan Joselowitz	64	President and Chief Executive Officer and Director
Paul Dell	41	Executive Vice President and Chief Financial Officer and Director
Charles Tasker	59	Chief Operating Officer and Director
Catherine Lewis	48	Executive Vice President - Technology
Gert Pretorius	55	Executive Vice President - Africa
Jonathan Bates	40	Executive Vice President - Marketing

See "Information About Board Nominees and Continuing Directors” under Proposal No. 1 of this Proxy Statement for the biographies of Messrs. Joselowitz, Dell and Tasker.
Catherine Lewis, our Executive Vice President of Technology, joined the business formerly known as OmniBridge in May 2001 and was promoted to Managing Director of MiX's Central Services Organisation (CSO) in November 2013. Catherine is responsible for all product development, the operations and management of the MiX SaaS platform, business systems, technical support, procurement and Group IT. Catherine holds a Business Science degree with Honours in Information Systems from the University of Cape Town.
Gert Pretorius, our Executive Vice President of Africa, was appointed Managing Director of MiX Telematics Africa (Pty) Limited from October 2016, and served as the Executive Vice President for Information Systems from June 2014 to May 2017. Gert served as the Executive responsible for Africa Fleet Solutions from January 2012 to June 2014. Gert has served in various other senior sales and operations roles at MiX before being appointed Chief Operating Officer for MiX Telematics Africa (Pty) Limited in 2010. Previously, Gert served as Operations Manager for OmniBridge. From 1998 until joining OmniBridge, Gert held senior executive roles at fleet management companies including Super Group and Daimler Fleet Management and in the security industry at Coin Security Group.
Jonathan Bates our Executive responsible for Marketing across the MiX Telematics group and is Managing Director of the Europe and Middle East business as well as acting Vice President of Sales. He joined MiX in November 2012. Jonathan has a wealth of experience in sales, marketing, client care & project management, having worked for global OEM Stellantis for over 8 years prior to joining MiX. He also holds a Law degree, obtained in the United Kingdom.

CORPORATE GOVERNANCE
Introduction
We are fully committed to ensuring adherence to the strictest standards of ethical conduct, fair dealing and integrity in our business practices.
In support of this commitment, we endorse the principles and recommendations of the King Report on Corporate Governance, which is a booklet of guidelines for the governance structures and operation of companies in South Africa which was compiled when the Institute of Directors in South Africa asked retired Supreme Court of South Africa Judge Mervyn E. King to chair a committee, the King Committee on Corporate Governance.
Four reports have been issued: in 1994 (“King I”), 2002 (“King II”), 2009 (“King III”), and a fourth revision (“King IV”) in 2016. Compliance with King IV is a mandatory requirement for companies listed on the JSE. Unlike the requirements of the Sarbanes-Oxley Act of 2002 (“SOX”), King IV is non-legislative and is based on principles and recommended practices. The underpinning philosophies of King IV consist of integrated thinking, seeing the organization as an integral part of society, stakeholder inclusivity and corporate citizenship. It views good corporate governance as the exercise of ethical and effective leadership by the Board towards the achievement of the following governance outcomes: ethical culture, good performance, effective control and legitimacy.
A register of the 17 King IV principles, indicating where the appropriate disclosure is made or where relevant policy documents are located in the public forum, can be found in the “Governance Documents - King IV Register” section of the “Investors Relations” page of our website located at www.mixtelematics.com. We confirm that we will continue to endorse the principles and recommendations under King IV and will continually report on our compliance at each fiscal year-end. Mechanisms and policies appropriate to our business have been established in keeping with this commitment to best practices of corporate governance and integrity, and to ensure compliance thereto. Further to this, we have a Code of Ethics and Conduct to which all employees have to subscribe and which is underpinned by our values of integrity, innovation, relationships and performance.
The Board assumes overall responsibility for compliance with applicable laws and regulations and adopted non-binding rules, codes and standards and has implemented a Group Compliance Risk Management Policy to ensure that we comply with all applicable laws and regulations and reinforces a compliance culture throughout the Company.
There has been nothing material that has come to the attention of the Board, indicating that we have not complied with the laws and regulations in the jurisdictions in which we operated during the year, including with reference to the incorporation provisions as set out in the Companies Act; and has operated in conformity with the Company’s Memorandum of Incorporation. During the year under review, we have not paid any material fines for non-compliance with laws and regulations.

Board Charter
Our Board has adopted a Board Charter. The Board’s primary responsibilities are to create sustainable shareholder value and to provide effective governance over our affairs. The Company’s non-executive directors provide an independent perspective and complement the skills and experience of the executive directors, assessing strategy, financial plans, performance, resources, transformation, compliance, risk, key performance areas and conduct. A copy of our Board Charter can be found in the “Governance Documents - Board Charters” section of the “Investors Relations” page of our website located at www.mixtelematics.com, or by writing to our Company Secretary at our offices at Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or MiX Telematics Limited, Statucor (Pty) Ltd, Building D (BDO), Summit Place Office Park, 221 Garsfontein Road, Menlyn, 0181.

Among the topics addressed in our Board Charter are:
•Composition
•Undertakings by directors
•Induction of new directors
•Period of office
•Director remuneration
•Role and responsibilities
•Board committees
•Delegation

•Board meeting procedures
•Disclosure and conflicts of interest
•Indemnification and directors’ and officers’ insurance
•Board and Committee’s performance evaluations
•Independent Professional advice
•Compliance with the Charter

Board Leadership Structure
The Board is the focal point and custodian of corporate governance for the Company. Board members are expected to act in the best interests of the Company, and the Company Secretary maintains a register of directors’ interests, as required by law. The Board appoints the Chairperson and the President and Chief Executive Officer. The roles of the Chairperson and the President and Chief Executive Officer are distinct. A lead independent non-executive director has been appointed to provide leadership and advice to the Board, without detracting from the authority of the Chairperson, when any actual or perceived conflict of interest may arise. Currently, Mr. Jacobs serves as the Chairperson and Mr. Joselowitz serves as the President and Chief Executive Officer. The Board believes our current leadership structure of Chairperson and the President and Chief Executive Officer being held by two separate individuals is in our best interests and in the best interests of our shareholders. It strikes the appropriate balance between the President and Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership and performance of our Company and the Chairperson of the Board’s responsibility to: guide overall strategic direction of our Company; provide oversight of our corporate governance and guidance to our President and Chief Executive Officer; and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in our best interests and in the best interests of our shareholders.
At least one-third of the non-executive directors retire by rotation each year and stand for re-election at the annual general meeting, in accordance with the Memorandum of Incorporation. Directors’ appointments during the year are ratified at the annual general meeting. An executive committee is in place that is responsible for devising the Company strategy for recommendation to the Board and to implement the strategies and policies approved by the Board. The executive committee is also responsible for the day-to-day business and affairs of the Company.
There is a clear balance of power and authority at the Board level to ensure that no one director has unfettered powers in decision making. All appointments to the Board are done in a formal, transparent manner and are a matter for the Board as a whole. The Board sets the parameters for the powers that are delegated to the executive committee and to management. The Board has developed an approvals framework, which delegates specific powers and delegations of authorities to the executive committee and operating management, and the approvals framework is updated at least annually, or when required. The Board is satisfied that the approvals framework contributes to role clarity and the effective exercise of authority. The Board has a succession plan in place for the members of the Board, as well as for the Chief Executive Officer, which is reviewed annually and is satisfied that the Company will continue to function effectively if there is ever a need to implement the plan.

Board Diversity, Skills & Expertise, Tenure and Age
Gender and Ethnic Diversity                    Skills & Expertise

Public Company Board Experience	7
Organizational Leadership and Management	6
Financial Expertise	5
Corporate Governance	5
Technology and Telecommunications	3
Consumer / B2B	5

Director Tenure
Director Age

Director Independence
Our Board must comply with the independence standards required by the NYSE, the principles of King IV and the JSE Listings Requirements. In addition, committee members are subject to any additional independence requirements that may be required by applicable law, regulation, King IV, the JSE Listings Requirements or NYSE rules.

In making its independence recommendations, the Nominations and Remuneration Committee evaluates the various commercial, charitable and employment transactions and relationships known to the committee that exist between us and our subsidiaries and the directors and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated (including those identified through our annual directors’ questionnaires). Furthermore, the Nominations and Remuneration Committee discusses other relevant facts and circumstances regarding the nature of these transactions and relationships to determine whether other factors, regardless of the independence standards, might compromise a director’s independence. Based on its analysis, the Nominations and Remuneration Committee recommended, and the Board determined that, each of the following non-executive directors are independent under all applicable standards, including those applicable to committee service:
•Richard Bruyns
•Ian Jacobs
•Fikile Futwa
•Charmel Flemming

Robin Frew, who was the Chairperson of the Board from October 2016 until his resignation from the Board in November 2022, was not considered independent from a JSE Listings Requirements as well as from a King IV perspective, by virtue of his significant individual shareholding in the Company, although he was considered independent under NYSE listing rules. As a consequence, Richard Bruyns was appointed as a lead independent non-executive director to provide leadership and advice to the Board, without detracting from the authority of the Chairperson, when any actual or perceived conflict of interest may arise. Richard Bruyns continues in his role as lead independent non-executive director.

Richard Bruyns has served on the Company’s Board for longer than ten years. The Company confirms that the Board assessed Richard Bruyns’ known interests, positions, associations and relationships and is satisfied he continues to exercise objective judgment and that there is no interest, position, association or relationship which, when judged from the perspective of a reasonable and informed third party, is likely to influence unduly or cause bias in any decision-making.

Board Committees
In the execution of its duties, the Board is assisted by various committees to which specific responsibilities have been assigned. This delegation promotes independent judgment and assists with balancing power and with the effective discharge of the Board’s duties. The committees operate in accordance with approved terms of reference (which are available in the “Governance Documents” section of the “Investors Relations” page on the Company’s website www.mixtelematics.com) and report to the Board on their activities. Formal Evaluations on the committees’ performance are conducted every second year, Evaluations for fiscal year 2023 are in currently in progress.

Our Board has established three committees to assist in the execution of its responsibilities: an Audit and Risk Committee, a Nominations and Remuneration Committee and a Social and Ethics Committee, each of which has the composition and the responsibilities described below. Each committee operates in accordance with approved terms of reference (a charter) and the performance of each committee is reviewed annually by our Board.

Director/Executive	Audit and Risk Committee	Nominations and Remuneration committee	Social and Ethics Committee
Robin Frew (1)	—	Member	—
Richard Bruyns	Member	Chairperson	Member
Ian Jacobs	—	Member	—
Charmel Flemming	Member	—	Chairperson
Fikile Futwa	Chairperson	—	Member
Paul Dell (2)	—	—	Member
Catherine Lewis	—	—	Member
Gert Pretorius	—	—	Member

(1)Mr. Frew resigned as non-executive director and Chairperson of the Board in November 2022.
(2) Mr. Dell resigned as member of the Social and Ethics Committee in January 2023.

We have also established an Executive Committee that is responsible for devising our strategy for recommendation to our Board and to implement the strategies and policies approved by our Board. Our Executive Committee is also responsible for our day-to-day business and affairs. As of March 31, 2023, the current members of our Executive Committee were Stefan Joselowitz, Charles Tasker, Paul Dell, Gert Pretorius, Catherine Lewis and Jonathan Bates.

Audit and Risk Committee
Our Audit and Risk Committee assists our Board in matters relating to internal controls, financial reporting, external audit, internal audit, risk management and regulatory compliance. The Audit and Risk Committee operates under written terms of reference (a charter) that satisfies the applicable standards of the JSE, Companies Act, SEC and the NYSE. Our Audit and Risk Committee’s responsibilities amongst those prescribed in terms of the JSE Listings Requirements, Companies Act, King IV, SEC and the NYSE rules include:

•reviewing internal control systems developed by management;
•evaluating the effectiveness of the internal audit process in terms of its scope, execution, coverage, independence, skills, performance and position within the organization;
•reviewing the appropriateness of internal controls over financial reporting, which include disclosure controls and procedures as well as management’s assessment of the effectiveness of internal controls over financial reporting;
•reviewing the findings and recommendations made by the external and internal auditors and advisers and management’s response;
•considering the security of our computer systems and evaluating contingency plans in the event of systems breakdowns and disasters;
•annually recommending the appointment of a registered and independent external auditor and determining the scope of engagement and fees;
•assessing the qualifications, independence, and performance of the registered public accounting firm appointed as independent auditors;
•overseeing the financial reporting process and reviewing the quarterly results announcements, interim financial statements, annual financial statements, the annual report, SEC filings including the Form 10-Q and Form 10-K, preliminary announcements and special documents prior to release;
•reviewing, with management and the external auditor, the financial statements, key accounting policies, practices and estimates, any changes to accounting policies and estimates and judgements, significant adjustments, tax matters, unadjusted differences and any disagreements;
•reviewing processes to ensure that reliable and efficient risk management strategies (including a combined assurance model), policies and risk insurance programs are in place; and
•reviewing the process for monitoring compliance with laws and regulations, including King IV.

Members of our Audit and Risk Committee consist only of independent non-executive directors, each of whom is expected to be financially literate and at least one member is required to have expertise in financial reporting. Since our listing on the NYSE our Audit and Risk Committee has been comprised solely of independent board members within the meaning of SEC and NYSE rules for purposes of the audit committee. This composition is also in accordance with the Companies Act and JSE Listings Requirements. A representative from both the outsourced internal audit function and the external auditors attend meetings. The Chairperson of the Social and Ethics Committee is also a member of the Audit and Risk Committee due to the close working relationship required between the two committees. Members of the executive team, including the Chief Executive Officer, Chief Financial Officer, as well as the Group Financial Controller and Group Risk Manager attend all meetings of the Audit and Risk Committee by invitation.

Our Audit and Risk Committee is currently comprised of Fikile Futwa (Chairperson), Richard Bruyns and Charmel Flemming. The Board has determined that each of our Audit and Risk Committee members meets the requirements for financial literacy under the applicable NYSE rules and SEC regulations. In addition, the Board has determined that Fikile Futwa is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K accounting or related financial management expertise under the NYSE rules.

Nominations and Remuneration Committee
The nominations committee and the remuneration (compensation) committee have been combined into one Nominations and Remuneration Committee.

Our Nominations and Remuneration Committee is responsible for, among other things:
•overseeing that our remuneration strategy is market-related, competitive and business relevant in order to attract, retain and motivate diverse talent required to drive the desired behavior;
•reviewing and approving our Remuneration Policy and Implementation Report, based on principles of fair, responsible and transparent remuneration and as required by King IV;
•attending to the remuneration and benefits of senior executives and executive directors;
•advising on non-executive directors’ fees and fees for those directors who are members of Board committees, which are approved by shareholders at the annual general meeting;
•advising on senior executive and executive director appointments;
•confirming the share incentive plan and the allocation of awards under the plan;
•selecting and recommending candidates for appointment to our Board;
•reviewing succession planning at the executive level; and
•reviewing the effectiveness of the succession planning process, including Executive Committee members and other key positions to provide continuity of leadership.

Our Nominations and Remuneration Committee is currently comprised of Richard Bruyns (Chairperson) and Ian Jacobs. Our Nominations and Remuneration Committee is composed solely of independent directors within the meaning of SEC and NYSE rules of independence. The Chief Executive Officer is invited to attend all meetings. Following the resignation of Robin Frew, the Board is in the process of appointing a further member to the Nominations and Remuneration Committee.

Social and Ethics Committee
In accordance with the Companies Act, we established this committee in fiscal year 2012. Our Social and Ethics Committee monitors our activities, particularly with respect to any relevant legislation, other legal requirements or prevailing codes of best practice, regarding matters relating to:

•social and economic development;
•good corporate citizenship;
•the environment, health and public safety, including the impact of our activities, products and services;
•consumer relationships, including our advertising, public relations and compliance with consumer protection laws;
•labor and employment, including our standing in terms of the International Labor Organization Protocol on decent work and working conditions, our employment relationships and our contribution toward the educational development of our employees.
•organizational ethics;
•sustainable development;
•responsible corporate citizenship; and
•stakeholder relationships.

Our Social and Ethics Committee is currently comprised of the following directors: Charmel Flemming (Chairperson), Richard Bruyns and Fikile Futwa (non-executive directors). As recommended under King IV, Paul Dell was appointed as the Group executive responsible for Social and Ethics from June 2022 until January 2023 in line with our Social and Ethics Committee Terms of Reference. The Social and Ethics Committee amended the Social and Ethics Committee Terms of Reference in the interim, which made provision for Catherine Lewis and Gert Pretorius to assume the role of Group executives responsible for Social and Ethics, effective 23 January 2023. The Chief Executive Officer is also invited to attend all meetings.

Board and Board Committee Meetings and Attendance
During the 2023 fiscal year, our Board met six times, the Audit and Risk Committee met seven times (of which two meetings focused on risk management), the Nominations and Remuneration Committee met four times and the Social and Ethics Committee met three times. In fiscal year 2023, each of our directors attended the meetings of the Board and committees on which such director served as a member as follows:

	Board meetings	Audit and Risk Committee	Nominations and Remuneration Committee	Social and Ethics Committee
NUMBER OF MEETINGS DURING THE YEAR	6	7	4	3
Richard Bruyns	6	5	4	3
Paul Dell (1)	6	7*	—	1
Robin Frew (2)	4	—	3	—
Fikile Futwa	6	7	—	3
Ian Jacobs	6	—	4	—
Stefan Joselowitz	6	5*	4*	—
Catherine Lewis (3)	5*	—	—	1
Gert Pretorius (4)	4*	2*	—	1
Charles Tasker	5	—	—	—
John Granara (5)	1	2*	—	—
Jonathan Bates	5*	—	—	—
Charmel Flemming	6	7	—	3
* Attended as invitee
(1) Mr Dell was appointed as Chief Financial Officer, director and member of the Social and Ethics Committee in June 2022. In January 2023,
Mr. Dell resigned as member of the Social and Ethics Committee.
(2) Mr. Frew resigned as non-executive director and Chairperson of the Board in November 2022.
(3) Ms. Lewis was appointed as member of the Social and Ethics Committee with effect from January 2023.
(4) Mr. Pretorius was appointed as member of the Social and Ethics Committee with effect from January 2023.
(5) Mr. Granara resigned as Executive Vice President and Chief Financial Officer, director and member of the Social and Ethics Committee on June 24, 2022.

No director has attended less than 75% of the aggregate of the total number of Board meetings or total number of committee meetings during the time s/he was a member of the Board or such committee(s) over the last 5 years.

Non- Executive Sessions
Non-Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at the General Meetings of Shareholders
We do not have a formal policy regarding the attendance of our Board members at our general meetings of shareholders, but we expect all directors to make every effort to attend any meeting of shareholders.
All of our Board members as at September 9, 2022 attended the MiX 2022 annual general meeting of shareholders.
Director Nominations Process
Directors are appointed on the basis of skill, experience and their contribution and impact on the Company’s activities. MiX recognizes and embraces the benefits of having a diverse Board, and sees increasing diversity at Board level as an essential element in maintaining a competitive advantage. A truly diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender and other distinctions between directors. These differences will be considered in determining the optimum composition of the Board and when possible, will be balanced appropriately.
The Board is satisfied that the current composition reflects the appropriate mix of knowledge, skill, experience, expertise, diversity and independence. The Board decides on the appointment of directors based on recommendations from the Nominations and Remuneration Committee. The Nominations and Remuneration Committee has adopted a Board Nomination, Composition and Diversification Policy which stipulates all measurable objectives for achieving diversity on the Board. The policy is discussed and reviewed on an annual basis. Any revisions to the policy that may be required is then recommended to the Board for approval. At any given time, the Board may seek to improve one or more aspects of its diversity and measure progress accordingly.
In terms of the Company’s Board Evaluation Policy, the Board evaluates its own performance and that of its committees, its Chairperson and its individual members, to support continued improvement in its performance and effectiveness. A formal evaluation is conducted every second year. We are currently undergoing an evaluation process for the 2023 fiscal year.

The Nominations and Remuneration Committee will consider director candidates recommended by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of our Company Secretary, MiX Telematics Limited, Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or MiX Telematics Limited, Statucor (Pty) Ltd, Building D (BDO), Summit Place Office Park, 221 Garsfontein Road, Menlyn, 0181.

All recommendations for nominations received by our Company Secretary that satisfy the requirements under the rules of the SEC relating to such director nominations will be presented to the Nominations and Remuneration Committee for its consideration. For additional information, regarding shareholder proposals, see “Shareholder Proposals and Director Nominations”.

Board Role in Risk Oversight
Our Board has the overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While the full Board has overall responsibility for risk oversight, it is supported in this function by the Audit and Risk Committee and the Nominations and Remuneration Committee. Each of the committees regularly reports to the Board.
The Audit and Risk Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements and our enterprise risk management program. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the Audit and Risk Committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The Nominations and Remuneration Committee assists the Board by overseeing and evaluating risks related to our compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chairperson, succession planning discussions. The Nominations and Remuneration Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.
Board and Committee Charters
Our Board Charter, Terms of Reference of the Audit and Risk Committee, Nominations and Remuneration Committee and Social and Ethics Committee and other corporate governance information are available under the Governance section of the Investor Relations page of our website located at www.mixtelematics.com, or by writing to our Company Secretary at our offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or MiX Telematics Limited, Statucor (Pty) Ltd, Building D (BDO), Summit Place Office Park, 221 Garsfontein Road, Menlyn, 0181.
Company Secretary
The company secretarial function is outsourced to Statucor Proprietary Limited (“Statucor”).
The Board has considered the competence, qualifications and experience of the individual at Statucor who is responsible for the performance of all company secretarial duties to the Company and is satisfied that the individual from Statucor has the necessary qualifications and skills to undertake the role. Furthermore, the Board is satisfied that an arm’s length relationship was maintained at all times with this individual.
The Company Secretary provides the Board as a whole, and directors individually, with detailed guidance on discharging their responsibilities. The Company Secretary ensures that proceedings and affairs of the Board are properly administered in accordance with pertinent laws and regulations and in compliance with the JSE Listings Requirements and NYSE rules.
Code of Ethics and Conduct
We have adopted a code of ethics and conduct (the “Code of Conduct”), which must be read in conjunction with the Anti-Bribery and Corruption Policy and Whistleblower Policy, that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Financial Controller or persons performing similar functions. The principles of the Code of Conduct include integrity, competence, responsibility, accountability, fairness and transparency in achieving our strategy and leadership of the Company. These ethical characteristics are considered during the Board evaluations of each director. A copy of our Code of Conduct is available under the Governance section of the Investor Relations page of our website located at www.mixtelematics.com, or by writing to our Company Secretary at our offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or MiX Telematics Limited, Statucor (Pty) Ltd, Building D (BDO), Summit Place Office Park, 221 Garsfontein Road, Menlyn, 0181.
We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K.
We intend to disclose on our website any amendment to, or waiver from, a provision of our Code of Conduct that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and the NYSE.
Insider Trading Policy
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees as well as to members of their families and others living in their households. The policy prohibits our directors, officers and employees from (i) engaging in transactions involving Company securities at any time while in possession of material information that has not yet been publicly released, or during a restricted / closed period; and/or (ii) engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts; short sales; and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities.
Communications with the Board
Any shareholder or any other interested party who desires to communicate with our Board, our non-executive directors or any specified individual director, may do so by directing such correspondence to the attention of our Company Secretary, MiX Telematics Limited, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or by email to company.secretary@mixtelematics.com. Our Company Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE COMPENSATION
Overview
We qualify as a smaller reporting company (“SRC”) under SEC rules. As such, for purposes of Executive Compensation, the Company’s named executive officers (the “NEOs”) are determined under rules prescribed for an SRC as noted below. As an SRC, we may elect to omit certain disclosures that are not required under the reporting requirements for SRCs, including providing compensation disclosure and analysis under Item 402(b) of Regulation S-K, compensation committee interlocks and insider participation disclosure under Item 407(e)(4) of Regulation S-K and the compensation committee report under Item 407(e)(5) of Regulation S-K.

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2023 Summary Compensation Table” below. In the fiscal year ended March 31, 2023, our “named executive officers” and their positions were as follows:
•Stefan Joselowitz, President and Chief Executive Officer;
•Charles Tasker, Chief Operating Officer; and
•Paul Dell, Executive Vice President and Chief Financial Officer.

The Company believes significant milestones in a number of key areas (as described below) were achieved as well as significant successes in overall business development with the acquisition of the Field Services Management business from Trimble in September 2022, and improved profitability and cash performance in the second half of fiscal year 2023. These results were largely driven by a small team of senior management led by Stefan Joselowitz, our Chief Executive Officer, Charles Tasker, our Chief Operating Officer, and Paul Dell, our Chief Financial Officer. The strong efforts by senior management helped drive successful results in fiscal year 2023 and certain financial information about the past two years is included below (as well as to provide disclosure we have historically provided to comply with the JSE Listings Requirements and in compliance with SEC requirements).

The Nominations and Remuneration Committee sought to reward these individuals for our achievements during 2023 and therefore the committee’s compensation decisions for 2023 reflect its desire to recognize the achievement of goals intended to increase shareholder value, while enhancing the retention of key executives who drive this performance.

2023 Summary Compensation Table

The following table sets forth information for the fiscal years ended March 31, 2022 and March 31, 2023 concerning compensation of (i) all individuals serving as our principal executive officer, (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of March 31, 2023 and (iii) up to two of our most highly compensated executive officers, other than our principal executive officer, that were not serving as executive officers as of March 31, 2023. We refer to these executives as NEOs. In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.

Name and Principal Position	Fiscal Year	Salary ($)	Non Equity Incentive Compensation ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Stefan Joselowitz	2023	524,943	165,168	97,000	—	83,930	—	871,041
President and Chief Executive Officer	2022	504,753	288,400	—	—	178,910	—	972,063
Charles Tasker	2023	413,833	186,668	—	—	83,930	—	684,431
Chief Operating Officer	2022	397,916	153,470	—	—	178,910	—	730,296
Paul Dell(6)	2023	254,515	86,526	50,000	—	83,930	27,322	502,293
Chief Financial Officer	2022	—	—		—	—	—	—
(1) This column reflects the performance bonuses earned during the fiscal year. Please refer to the table “Executives’ Remuneration” included below within the Nominations and Remuneration Committee Report for the amounts actually paid during the fiscal year.
(2) This column reflects the discretionary bonuses awarded during the fiscal year.
(3) In fiscal year 2023 and fiscal year 2022, no stock awards were issued.
(4) Amounts shown in the “Option Awards” column represent the aggregate grant date fair value of stock appreciation rights (SARs), in each case, granted in the fiscal year indicated, with such grant date fair values prepared in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 17 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023. The actual value, if any, which an NEO may realize from a SAR award is contingent upon the satisfaction of the conditions to vesting applicable to that award, and is determined by reference to stock price, which may fluctuate. Thus, there is no assurance that the value, if any, eventually realized by the NEO will correspond to the amount shown in the table. For the purposes of this table, the grant date fair values have been converted based on the South Africa Rand/U.S. exchange rate in effect as of March 31, 2023 (R17.9772/$1) for the fiscal year 2023 disclosures. For disclosures related to fiscal year 2022, grant date fair values have been converted based on the exchange rate in effect as of March 31, 2022 (R14.4916/$1).
(5) Includes medical aid and 401(k) plan contribution paid by the Company. No medical aid and 401(k) contributions are paid by the Company for Mr. Joselowitz and Mr.Tasker.
(6) Mr. Dell was appointed the Company’s Chief Financial Officer effective June 24, 2022. Since Mr. Dell did not become a NEO until fiscal 2023, compensation amounts for fiscal 2022 have been omitted.

Narrative to Summary Compensation Table
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each named executive officer’s employment agreement. Base salaries for the NEOs were increased by 2% in fiscal year 2022 and increased by 4% in fiscal year 2023.

Bonuses
The bonuses disclosed in the Summary Compensation Table include the year-end bonus earned in fiscal years 2022 and 2023 (as these are the amounts that must be reported under applicable SEC rules). During fiscal year 2023, the Nominations and Remuneration Committee approved a bonus calculation methodology based on the key performance indicators (KPIs) and weightings shown in the table under “Executive performance metrics” below. Mr Tasker’s KPIs are based on the performance of both the Company and the Americas segment.

Equity Compensation
Our named executive officers hold stock appreciation rights and restricted share units pursuant to the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”) which is described in detail below. In fiscal 2023, the named executive officers were granted stock appreciation rights only as set forth in the tables below.

Named Executive Officer	Number of Stock Appreciation Rights Granted in FY2023 (1)
S Joselowitz	585,000
C Tasker	585,000
P Dell	585,000
(1) The stock appreciation rights were granted on November 1, 2022 and will time-vest in 25% tranches beginning on the second anniversary of the grant date subject to the executive’s continued employment, provided, however, that the grant is also subject to a performance based condition that a minimum total shareholder return of 10% must be achieved prior to date that the grant expires. These share appreciation rights will expire if the performance conditions are not achieved by November 1, 2028.

Retirement Plans
It is our policy to provide retirement benefits to all our South African, United Kingdom, United States, Brazilian, Romanian and Australian employees.
All these retirement benefits are defined contribution plans and are held in separate trustee-administered funds. These plans are funded by members as well as company contributions. The South African plan is subject to the Pension Funds Act of 1956, the U.K. plan is subject to the United Kingdom Pensions Act 2008, and the Australian plan is subject to the Superannuation Guarantee Administration Act of 1992. In Brazil, the Group contributes to a mandatory state social contribution plan known as Regime Geral de Previdência Social. In Romania there is a mandatory social security contribution paid to the state budget, as defined by the Pension Law (Law 263/2010) and the Fiscal Code (Law 227/2015). For the United States employees, including all the listed NEOs above, a voluntary Internal Revenue Service section 401(k) tax-deferred is offered.
Employee Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, subject to the same terms and eligibility requirements. As listed in the table above, the Company paid a portion of the medical premiums for Mr. Dell.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares underlying outstanding equity incentive plan awards for each named executive officer as of March 31, 2023. The following tables provide information regarding the stock appreciation rights (“SARs”) and restricted share units (“RSUs”) held by our NEOs that were outstanding at March 31, 2023:

		Option Awards				Stock Award
Name	Option/SARs Grant Date	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/unearned Options/ SARs (#) Unexercisable (1)(2)	Option/SARs Exercise Price/Award Price (ZAR/$) (2)	Option/SARs Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That have not Vested (#) (1)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock that have Not Vested ($) (3)
S Joselowitz	August 5, 2019	—	1,000,000	R8.35/$0.56	August 5, 2025	—	—
	June 1, 2020	—	800,000	R5.90/$0.34	June 1, 2026	—	—
	June 1, 2020	—	—	—	—	200,000	64,192
	December 9, 2021	—	800,000	R7.38/$0.47	December 9, 2027	—	—
	November 1, 2022	—	585,000	R5.10/$0.28	November 1, 2028	—	—
C Tasker	August 5, 2019	—	1,000,000	R8.35/$0.56	August 5, 2025	—	—
	June 1, 2020	—	900,000	R5.90/$0.34	June 1, 2026	—	—
	June 1, 2020	—	—	—	—	200,000	64,192
	December 9, 2021	—	800,000	R7.38/$0.47	December 9, 2027	—	—
	November 1, 2022	—	585,000	R5.10/$0.28	November 1, 2028	—	—
P Dell	August 5, 2019	—	500,000	R8.35/$0.56	August 5, 2025	—	—
	June 1, 2020	—	500,000	R5.90/$0.34	June 1, 2026	—	—
	June 1, 2020	—	—	—	—	100,000	32,096
	December 9, 2021	—	500,000	R7.38/$0.47	December 9, 2027	—	—
	November 1, 2022	—	585,000	R5.10/$0.28	November 1, 2028	—	—
(1) The stock awards comprise SARs and RSUs granted to the NEOs.
(2) The SARs will time vest in 25% tranches beginning on the second anniversary of the grant date subject to the executive’s continued employment, provided, however, that the grant is also subject to a performance based condition that a minimum total shareholder return of 10% must be achieved prior to the date that the grant expires. For purposes of this table, the award price has been converted, based on the South African Rand/U.S. dollar exchange rate in effect as of grant date.
(3) 1,000,000 time-based RSUs were granted for the first time to NEO’s under the LTIP on June 1, 2020, and will vest in tranches of 50% per annum, commencing on the second anniversary of the grant date. Vesting is conditional upon remaining employed with the Company. Settlement will take place in the Company’s shares. The Company has no legal or constructive obligation to settle the RSUs in cash. 500,000 RSU’s were settled in fiscal year 2023 and 500,000 were outstanding pending settlement in fiscal year 2024. The market value per RSU granted was $0.32 as of March 31, 2023.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. For time-based RSU awards, fair value is calculated using the closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price. For performance-based SAR awards, the year-end and vesting date values are multiplied by the probability of achievement as of each such date. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K. For purposes of equity adjustment calculations, we have used the U.S. Dollar amounts were translated from South African Rand at the exchange rate of R17.9772 per $1.00, which is the exchange rate as of March 31, 2023.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Nominations and Remuneration Committee views the link between Company performance and our NEO pay. The Nominations and Remuneration Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our NEOs. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested equity awards over the course of the applicable reporting year. Any unvested equity awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Fiscal Year(1)	Summary Compensation Table Total for PEO ($) (2)(3)	Compensation Actually Paid to PEO ($) (4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (2)(5)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (6)	Value of Initial Fixed $100 Investment Based on:	Net Income (in thousands) ($)
					Total Shareholder Return ($) (7)
2023	871,041	746,394	593,362	490,836	75	4,522
2022	972,063	822,383	701,404	520,426	88	8,947
(1) In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K
(2) The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) set forth above. See the footnotes to the SCT for further detail regarding the amounts in this column.
(3) For all years in question, our Principal Executive Officer (PEO) was the Company’s President and Chief Executive Officer, Stefan Joselowitz.
(4) The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during each of the years in question, for the purposes of this table, the fair values adjustments have been converted based on the South Africa Rand/U.S. exchange rate in effect as of March 31, 2023 (R17.9772/$1) for the fiscal 2023 and the comparative years:

Adjustments to Determine Compensation “Actually Paid” for PEO	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Column in the SCT ($)	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End ($)	Increase for Fair Value of Awards Granted during the year that Vest during year ($)	Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end ($)	Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year ($)	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year ($)	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation ($)	Total Adjustments ($)
2023	(83,930)	94,956	—	(103,293)	(32,381)	—	—	(124,647)
2022	(178,910)	120,162	—	(120,024)	29,092	—	—	(149,680)
(5) During fiscal year 2023, our remaining NEOs consisted of Charles Tasker (Chief Operating Officer), and Paul Dell (Chief Financial Officer). During fiscal year 2022, our remaining NEOs consisted of Charles Tasker (Chief Operating Officer) and John Granara (Former Chief Financial Officer).
(6) The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at the average compensation “actually paid” to our Non-PEO NEOs during each of the years in question, for the purposes of this table, the fair values adjustments have been converted based on the South Africa Rand/U.S. exchange rate in effect as of March 31, 2023 (R17.9772/$1) for the fiscal 2023 and the comparative years:

Adjustments to Determine Compensation “Actually Paid” for PEO	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Column in the SCT ($)	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End ($)	Increase for Fair Value of Awards Granted during the year that Vest during year ($)	Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end ($)	Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year ($)	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year ($)	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation ($)	Total Adjustments ($)
2023	(83,930)	94,956	—	(82,618)	(30,934)	—	—	(102,526)
2022	(167,728)	112,652	—	(145,567)	19,665	—	—	(180,978)
(7) Total shareholder return is calculated for each year based on a fixed investment of $100 from the beginning of the earliest year in the table (March 31, 2021) through the end of each applicable year in the table, assuming reinvestment of dividends. The JSE stock exchange share price has been used and converted based on the South Africa Rand/U.S. exchange rate in effect as of March 31, 2023 (R17.9772/$1) for the fiscal 2023 and comparative fiscal years.

Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended March 31, 2023 and 2022. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on March 31, 2021.

Compensation Actually Paid vs. TSR
Compensation Actually Paid
TSR
$900 000
$800 000
$700 000
$600 000
$500 000
$400 000
$300 000
$200 000
$100 000
$ 0
$ 90
$ 88
$ 86
$ 84
$ 82
$ 80
$ 78
$ 76
$ 74
$ 72
$ 70
$ 68
$822 383
$520 426
$ 88
$746 394
$490 836
$ 75
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Cumulative Total Shareholder Return

Compensation Actually Paid and Net Income
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net income for the fiscal years ended March 31, 2023 and 2022.

Executive Compensation Arrangements
We have entered into employment agreements with each of our named executive officers. Certain key terms of these agreements are described below.
Stefan Joselowitz
We entered into an employment agreement with Stefan Joselowitz in November 2008. The agreement will continue indefinitely until terminated by either party on not less than 3 calendar months’ written notice.
Pursuant to his employment agreement, Mr. Joselowitz is entitled to an annual base salary, the opportunity to earn annual performance-based bonuses on a bi-annual basis at the discretion of the Nominations and Remuneration Committee, and is eligible to participate in the LTIP from time to time. The employment agreement is silent on payments in the event of a change of control, or if Mr. Joselowitz is terminated for any reason (including with or without cause or with or without good reason).

Charles Tasker
We entered into employment agreement with Charles Tasker in April 2017. The agreement will continue indefinitely until terminated by either party on not less than 3 calendar months’ written notice.
Pursuant to the employment agreement, Charles is entitled to an annual base salary in the amount described above under “Base Salaries”, the opportunity to earn annual performance-based bonuses on a bi-annual basis at the discretion of the Nominations and Remuneration Committee, and will be entitled to SARs under the LTIP.

The employment agreement is silent on payments in the event of a change of control or if Mr. Tasker is terminated for any reason (including when it is terminated with or without cause, or with or without good reason).

Paul Dell
We entered into a new employment agreement with Paul Dell in November 2022 pursuant to his employment as Chief Financial Officer. The agreement will continue indefinitely until terminated by MiX on 90 days’ written notice to Mr. Dell, or by Mr. Dell on 90 days’ written notice to MiX.

Pursuant to the employment agreement, Mr. Dell is entitled to an annual base salary and an annual cash incentive bonus. This bonus, if any, will be paid on a bi-annual basis. On Mr. Dell’s appointment as Chief Financial Officer, he is eligible to participate in and receive awards under the LTIP.
Upon termination of Mr. Dell’s employment, he will only be entitled to receive (i) any accrued but unpaid base salary and bonuses earned through the termination date; (ii) to the extent the conditions outlined in the Company’s Vacation Policy are met, payment for vacation time which is accrued and unused as of the termination date; (iii) any accrued but unpaid business and travel expenses required to be reimbursed in accordance with the employment agreement; (iv) any compensation and/or benefits as may be due and payable to Mr. Dell in accordance with the terms and provisions of any employee benefit plans or programs of the Company; and (iv) such rights as Mr. Dell has under the terms of the indemnification agreement (collectively, the “Accrued Benefits” ).

In the event that the Company terminates the employment agreement without “Cause” (as defined in his employment agreement), he will be paid 50% of his base salary and his pro-rated annual incentive bonus earned through the termination date that Mr. Dell would have been otherwise eligible for had his employment not terminated.

In the event that the Company terminates the employment agreement with Cause, Mr. Dell will be entitled to the Accrued Benefits and only paid his base salary for the duration of the notice period and will not be entitled to any additional bonuses.

The employment agreement is silent on payments in the event of a change of control.

No Payments Upon a Change in Control
As noted above in the section titled “Executive Compensation Arrangements”, no specific mention is made of any payments and benefits in connection with a change in control of our Company.

DIRECTOR COMPENSATION
Narrative to Director Compensation Table

Fees payable to non-executive directors are proposed and reviewed by the Nominations and Remuneration Committee and recommended to the Board, which in turn makes recommendations to shareholders with reference to the fees paid by comparable companies, responsibilities taken by the non-executive directors and the importance attached to the retention and attraction of high-caliber individuals. The non-executive directors’ fees for the fiscal year ended March 31, 2023, as approved by the shareholders at the 2022 Annual Meeting on Thursday, September 6, 2022, were as follows:

	Amount per annum (2)	Amount per annum (3)
Director’s fee - current directors and future S.A. resident directors	R400,000	$22,250
Director’s fee - future U.S. resident director (1)		Up to US$100,000
Chairperson (in addition to director’s fee)
- Board	R450,000	$25,032
- Lead Independent Director	R300,000	$16,688
- Audit and risk	R350,000	$19,469
- Nominations and remuneration	R200,000	$11,125
- Social and ethics	R125,000	$6,953
Committee fees (in addition to director’s fee)
- Audit and risk	R250,000	$13,907
- Nominations and remuneration	R100,000	$5,563
- Social and ethics	R80,000	$4,450
(1) The proposed director’s fee for U.S. resident non-executive directors is a maximum proposed fee that our Board may, at its discretion pay to any newly appointed non-executive director who is a resident of the U.S. and will include any fee payable in respect of Committee membership.

(2) The fees exclude VAT which will be added by the directors in terms of current VAT legislation in South Africa, if applicable.
(3) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R17.9772 per $1.00, which is the exchange rate as of March 31, 2023.

Non-executive directors do not participate in any incentive programs. Non-executive directors are not provided with bonuses or long-term incentive plans. We do not set aside or accrue any amounts to provide pension, retirement or similar benefits for our non-executive directors. The aggregate compensation we have paid or accrued for payment to our non-executive directors in fiscal year 2023 was R3.9 million ($0.2 million) and in fiscal year 2022 R3.9 million ($0.3 million).
Fiscal 2023 Director Compensation Table
The following table sets forth the amounts paid to our non-executive directors for fiscal year 2023:

Name	Fees Earned or Paid in Cash (1) (R)	Other Benefits (1) (R)	Total (1) (R)	Fees Earned or Paid in Cash (2) ($)	All Other Compensation (2) ($)	Total (2) ($)
R Frew	510,625	—	510,625	30,063	—	30,063
R Bruyns	832,696	—	832,696	49,025	—	49,025
I Jacobs	658,560	—	658,560	38,772	—	38,772
F Futwa	789,783	—	789,783	46,498	—	46,498
C Flemming	742,391	—	742,391	43,708	—	43,708
(1) VAT included as part of certain invoices received. Directors’ fees shown exclude VAT.
(2) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.9853 per $1.00, which is the average exchange rate for fiscal year 2023.

Our employee directors do not receive compensation for services provided as a member of our Board.

NOMINATIONS AND REMUNERATION COMMITTEE REPORT
We qualify as an SRC under SEC rules. As such, we may elect to omit certain disclosures that are not required under the reporting requirements for SRCs, including providing compensation disclosure and analysis under Item 402(b) of Regulation S-K, compensation committee interlocks and insider participation disclosure under Item 407(e)(4) of Regulation S-K and the compensation committee report under Item 407(e)(5) of Regulation S-K (collectively, the “Exempt Disclosures”). The following report is provided solely for compliance with certain requirements under the JSE Listings Requirements and to the extent applicable, the Companies Act. The inclusion of this report in this Proxy Statement shall not be construed as an election to comply with the disclosure requirements for the Exempt Disclosures.
We are pleased to report to you on the Nominations and Remuneration Committee’s activities during the 2023 fiscal year. The Nominations and Remuneration Committee executes its responsibilities in accordance with the mandate given by the Board.
In accordance with the requirements of the King IV, this report is made up of the following three sections:
•Background Statement;
•Remuneration Policy; and
•Remuneration Implementation Report.

Background Statement
For the fiscal year ended March 31, 2023, the members of the Nominations and Remuneration Committee were:
•Richard Bruyns (Chairperson);
•Robin Frew (until November 2, 2022); and
•Ian Jacobs.

The Nominations and Remuneration Committee normally invites the Chief Executive Officer to attend its meetings but he has no voting rights. He does not participate in discussions on his own remuneration, which is set by the Nominations and Remuneration Committee. The Nominations and Remuneration Committee meets at least on a quarterly basis.
Among other items, the Nominations and Remuneration Committee’s Terms of Reference include:
•Attending to the remuneration and benefits of senior executives and executive directors;
•Advising on non-executive directors’ fees and fees for those directors who are members of Board committees;
•Advising on senior executive and executive director appointments;
•Confirming the Company’s share incentive plan and the allocation of awards under the plan;
•Selecting and recommending candidates for appointment to the Board;
•Reviewing succession planning at an executive level;
•Reviewing and approving the Remuneration Policy and Implementation Report, based on principles of fair, responsible and transparent remuneration and as required by the King IV Report on Corporate Governance in South Africa; and
•Overseeing that the Company’s remuneration strategy is market-related, competitive and business relevant in order to attract, retain and motivate diverse talent required to drive the desired behavior.

Non-executive directors’ fees are approved by shareholders at the Annual Meeting.
King IV and the JSE Listings Requirements require the Remuneration Policy and Remuneration Implementation Report to be approved by shareholders and that certain senior executives’ remuneration be disclosed. We encourage all shareholders to provide feedback and contributions regarding their position on the various voting requirements. We will engage with shareholders as and when required to resolve any potential material issues of concern. In the event that more than 25% of shareholders exercise their voting rights against the approval of one or both of the Remuneration Policy and Remuneration Implementation Report, the Board will engage with the shareholders to address all legitimate objections and concerns.
The Company obtained shareholder approval for its Remuneration Policy and Remuneration Implementation Report by way of non-binding advisory votes at the annual general meeting held on September 7, 2022, achieving an 75.45% vote in favor of the Remuneration Policy and a 75.40% vote in favor of the Remuneration Implementation Report. No adverse feedback from shareholders was received following the annual general meeting.

The Company will submit each of the Remuneration Policy and the Remuneration Implementation Report, as
Proposal No. 6 and Proposal No. 7, respectively, for non-binding advisory votes to shareholders at the 2023 Annual Meeting.

No external consultants were used during the year.
The Nominations and Remuneration Committee is satisfied that the objectives of the Remuneration Policy were met during the reporting period, however, the Nominations and Remuneration Committee will continue to monitor the policy to ensure that the objectives are met, and any proposed changes will be tabled to the Board as and when required.
Current year key areas of focus
Areas of focus during the current year were:
•the overall remuneration structures, configuration and performance targets were assessed against desired objectives and changes contemplated where required;
•consideration of management’s recommendations for non-executive directors’ fees and the fees for the Board sub-committees before recommending to the Board and then to shareholders for approval;
•implementation of mechanisms for further aligning shareholder and management interests;
•succession planning at an executive level;
•review and approval of executive and senior-management bonus payments for fiscal year 2022 and half-year fiscal 2023; and
•review and approval of management’s recommendation for awards under the share incentive plan.

Future areas of focus
The Nominations and Remuneration Committee will focus on the following during the next fiscal year, and going forward:
•attending to the remuneration and benefits of senior executives and executive directors;
•advising on senior executive and executive director appointments;
•reviewing succession planning at an executive level;
•confirming the Company’s share incentive plan and the allocation of awards under the plan;
•identifying and nominating non-executive Board candidates for approval by the Board; and
•establishing remuneration packages for key senior management.

Remuneration Policy
Principles of executive remuneration
MiX’s Remuneration Policy is formulated to attract and retain high-caliber executives and motivate them to develop and implement the Company’s business strategy in order to optimize long-term shareholder value. It is the intention that this Remuneration Policy should conform to best practice standards. The Remuneration Policy is framed around the following key principles:
•Total rewards are set at levels that are fair, responsible and competitive within the relevant market and in relation to MiX staff;
•Total incentive-based rewards are earned through the achievement of demanding growth and return targets consistent with shareholder interests over the short, medium and long term;
•Incentive plans, performance measures and targets are structured to operate soundly throughout the business cycle; and
•The design of long-term incentive plans is prudent and does not expose shareholders to unreasonable financial risk.

Elements of executive remuneration
Executive remuneration comprises the following four principal elements:
•Basic salary and allowances;
•Short term incentive - Bi-annual incentive bonuses;
•Long term incentive - Share incentive plans; and
•Retirement and other benefits.

The Nominations and Remuneration Committee seeks to ensure an appropriate balance between the fixed and performance-related elements of executive remuneration and between those aspects of the package linked to short-term financial performance and those linked to longer-term shareholder value creation. The policy related to each component of remuneration is summarized below.
Basic salary
The basic salary of each executive is subject to annual review and is set to be reasonable and competitive with reference to external market practice in similar companies, which are comparable in terms of size, market sector, business complexity, and international scope. Company performance, individual performance and changes in responsibilities are taken into account when determining annual basic salaries.
Bi-annual incentive bonus
All executives are eligible to receive a performance-related bi-annual cash bonus. The bonus is non-contractual and not pensionable. The Nominations and Remuneration Committee reviews bonuses at the half-year and at year-end and determines the level of bonus based on performance criteria set at the start of the performance period.
The criteria usually includes targets relating to annual recurring revenue growth, adjusted EBITDA targets and certain discretionary elements, aimed at fostering the correct behaviors within the Company, while encouraging long-term shareholder value creation and the successful achievement of the strategic objectives of the Company.
The bi-annual incentive bonus is available to executive directors, senior executives and selected employees. Bi-annual cash bonuses to senior executives and executive directors are approved by the Nominations and Remuneration Committee.
Share incentive plan
The Company has the following share incentive plan in place:
MiX Telematics Limited Long-Term Incentive Plan
The LTIP provides for three types of grants to be issued, namely performance shares, RSUs and SARs. Under the LTIP awards may be issued to certain directors and key employees. These participants are determined by the Nominations and Remuneration Committee. Motivations for the awards are presented by the Chief Executive Officer to the Nominations and Remuneration Committee which, after review and consideration, recommends the award as it deems fit to the Board for approval. The award/exercise price of the SARs, performance shares and RSUs granted are equal to the closing market value of ordinary shares on the day preceding the date of the grant.
Vesting of performance shares, RSUs and SARs are subject to time and performance conditions. The performance conditions and period are determined by the Board on a grant-by-grant basis in respect of each new grant.
The targets and measuring terms relating to each issue are detailed in the letter of grant. After vesting, the restricted share units retention and performance shares become immediately vested while the SARs will become exercisable.
At March 31, 2023, SARs and RSUs have been issued under the LTIP.
The value of the difference between the exercise and grant price of the SARs and RSUs may be settled at the Company’s option by delivering shares or by settling the value in cash. Because the Company intends to settle the SARs and RSUs by delivering shares and has not established a past practice of settling in cash, the SARs and RSUs are classified as equity-settled share-based payment awards.
Eligibility
Any senior employee with significant managerial or other responsibility, including any director holding salaried employment or office in the Company, is eligible to participate in a share incentive plan which is operated by the Company.
During the 2023 fiscal year, 11,575,000 SARs were granted (2022: 12,125,000 SARs). There were 35,800,000 SARs (2022: 40,971,875 SARs) and 800,000 RSUs (2022: 2,000,000), with a weighted average award price of R6.65, and Rnil (2022: R6.55, and Rnil) respectively, outstanding at March 31, 2023, of which nil SARs had vested (2022: 9,693,750 SARs).
Refer to note 14 of the IFRS AFS for further detail on the SARs and RSUs.

Retirement plans and other benefits
Executives are typically remunerated on a cost-to-company basis and as part of their package are entitled to a car allowance, provident fund contributions, medical, death and disability insurance. The provision of these benefits is considered to be market competitive for executive positions.
Other matters affecting remuneration of directors
External appointments
Executive directors are not permitted to hold external directorships or offices without the approval of the Board, other than those of a personal nature.
Non-executive directors
Fees payable to non-executive directors are proposed and reviewed by the Nominations and Remuneration Committee and recommended to the Board, which in turn makes recommendations to shareholders with reference to the fees paid by comparable companies, responsibilities taken by the non-executive directors and the importance attached to the retention and attraction of high-caliber individuals. Non-executive directors, in accordance with the recommendations of King IV, do not participate in any incentive programs.
Set out below are the fees paid to non-executive directors for the fiscal years ended March 31, 2023 and March 31, 2022:

Non-Executive Directors	2023 Total R’000	2022 Total R’000	2023 Total (3) $’000	2022 Total (3) $’000
R Bruyns (1)	833	1,012	49	68
R Frew (2)	511	836	30	56
F Futwa (1)	790	694	47	47
I Jacobs	659	440	39	30
F Roji-Maplanka	—	403	—	27
C Flemming	742	219	44	15
	3,535	3,604	209	243
VAT	354	289	21	19
	3,889	3,893	229	262
(1) VAT included as part of certain invoices received. Directors’ fees shown exclude VAT.
(2) Resigned from the Board with effect November 2, 2022
(3) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.9853 per $1.00, which is the average exchange rate for fiscal year 2023. U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.8583 per $1.00, which is the average exchange rate for fiscal year 2022.

Non-executive directors’ fees
The non-executive directors’ fees are reviewed by the committee and approved by the shareholders on an annual basis. For more information regarding the non-executive directors’ fees approved by the shareholders at the previous Annual Meeting, see “Director Compensation” in this Proxy Statement. For information regarding the non-executive directors’ fees that will be put to the shareholders at the forthcoming Annual Meeting for the forthcoming year, see Proposal No. 5 in this Proxy Statement.

	R’000 (1)	$’000 (2)
Director’s fee	400	22
Chairperson (in addition to director’s fee)
- Board	450	25
- Lead Independent Director	300	17
- Audit and risk	350	19
- Nominations and remuneration	200	11
- Social and ethics	125	7
Committee fees (in addition to director’s fee)
- Audit and risk	250	14
- Nominations and remuneration	100	6
Social and ethics	80	4
(1) The proposed director’s fee for U.S. resident non-executive directors is a maximum proposed fee that the Board of Directors of MiX Telematics may, at its discretion pay to any newly appointed non-executive director who is a resident of the United States of America and will include any fee payable in respect of membership of the Audit and Risk Committee.

(2) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R17.9772 per $1.00, which is the exchange rate as at March 31, 2023.

Executives’ employment contracts
All executives’ contracts are terminable on three calendar months’ notice by either party.
Non-executive directors’ appointments are made in terms of the Company’s Memorandum of Incorporation and are initially confirmed at the first annual general meeting of shareholders following their appointment, and thereafter directors are re-elected by rotation. Non-executive directors are provided with letters of appointment when appointed to the Board, but do not hold fixed-term contracts. During the 2023 fiscal year there were no payments for termination of office or restraint of trade payments.
Remuneration Implementation Report
No deviations from the policy were noted during the current financial year.
Non-executive directors’ fees
Fees paid to the non-executive directors of the Company for the fiscal year ended March 31, 2023, are depicted below:

Non-Executive Directors	Director’s Fee R’000	Lead Independent Director R’000	Audit and Risk Committee R’000	Nominations and Remuneration Committee R’000	Social and Ethics Committee R’000	Other R’000	2023 Total R’000	2022 Total R’000
R Bruyns (1)	384	(26)#	240	163*	72	—	833	1,012
R Frew (2)	462*	—	—	49	—	—	511	836
I Jacobs (3)	569*	—	—	90	—	—	659	440
F Futwa (1), (4)	384	—	334*	—	72	—	790	660
F Roji-Maplanka (5)	—	—	—	—	—	—	—	403
C Flemming (6)	384	—	240	—	118*	—	742	218
	2,182	(26)	814	302	262	—	3,535	3,569
VAT	173	(4)	122	24	39	—	354	289
	2,355	(30)	936	326	301	—	3,889	3,858
(1) VAT included as part of invoices received. Directors’ fees shown exclude VAT.
(2) Resigned from the Board with effect November 2, 2022.
(3) Appointed as Chairperson of the Board with effect November 3, 2022.
(4) Stepped down as chairperson of the Social and Ethics Committee and was appointed as chairperson of the Audit and Risk Committee effective from December 9, 2021. Ms Fikile Futwa remained a member of the Social and Ethics Committee.
(5) Resigned from the Board, and as a chairperson of the Audit and Risk Committee, and member of the Social and Ethics Committee with effect October 28, 2021.
(6) Appointed to Board as an independent non-executive director, chairperson of the Social and Ethics Committee, and as a member of Audit and Risk Committee with effect December 9, 2021.
(#) Richard Bruyns agreed to receive a reduced fee of R32 000 for being the Lead Independent Director, this resulted in an adjustment to the monies already paid to him.
(*) Chairperson’s fee included with committee member fee.

Non-Executive	Director’s fee $’000	Lead Independent Director $’000	Audit and Risk Committee $’000	Nominations and Remuneration Committee $’000	Social and Ethics Committee $’000	Other $’000	2023 Total $’000	2022 Total $’000
R Bruyns (1)	23	(2)	14	10*	4	—	49	68
R Frew (5)	27*	—	—	3	—	—	30	56
I Jacobs (6)	34*	—	—	5	—	—	39	30
F Futwa (1), (3)	23	—	20*	—	4	—	47	45
F Roji-Maplanka (2)	—	—	—	—	—	—	—	27
C Flemming (4)	23	—	14	—	7*	—	44	15
	130	(2)	48	18	15	—	209	241
VAT	10	—	7	1	2	—	20	19
	140	(2)	55	19	17	—	229	260

(1) VAT included as part of invoices received. Directors’ fees shown exclude VAT.
(2) Resigned from the Board, and as a chairperson of the Audit and Risk Committee, and member of the Social and Ethics Committee with effect October 28, 2021
(3) Stepped down as chairperson of the Social and Ethics Committee and was appointed as chairperson of the Audit and Risk Committee effective from December 9, 2021. Ms Fikile Futwa remained a member of the Social and Ethics Committee.
(4) Appointed to Board as an independent non-executive director, chairperson of the Social and Ethics Committee, and as a member of Audit and Risk Committee with effect December 9, 2021.
(5) Resigned from the Board with effect November 2, 2022.
(6) Appointed as Chairperson of the Board with effect November 3, 2022.
(*) Chairperson’s fee included with committee member fee.

U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.9853 per $1.00, which is the average exchange rate for fiscal year 2023. U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.8583 per $1.00, which is the average exchange rate for fiscal year 2022.

Executives’ remuneration
The table below provides an analysis of the emoluments paid to prescribed officers of the Company for the fiscal year ended March 31, 2023.

Executive committee*	Salary and allowances R’000	Other benefits R’000	Retirement fund R’000	Performance bonuses(1) R’000	2023 Total R’000	2022 Total R’000
S Joselowitz	8,916	—	—	4,150	13,066	11,013
C Tasker	7,029	—	—	2,433	9,462	8,199
J Granara	1,284	542	—	1,901	3,727	7,176
P Dell	4,323	335	129	1,360	6,147	4,526
G Pretorius	3,517	—	263	3,204	6,984	5,141
C Lewis	2,943	195	108	1,712	4,958	4,465
	28,012	1,072	500	14,760	44,344	40,520
(1) Performance bonuses are based on actual amounts paid (not earned) during the fiscal year. (*) All prescribed officers of the Company are included as part of the executive committee.

Executive committee*	Salary and allowances $’000	Other benefits $’000	Retirement fund $’000	Performance bonuses(1) $’000	2023 Total $’000	2022 Total $’000
S Joselowitz	525	—	—	244	769	741
C Tasker	414	—	—	143	557	551
J Granara	76	32	—	112	220	482
P Dell	255	20	8	80	363	304
G Pretorius	207	—	15	189	411	346
C Lewis	173	11	6	101	291	301
	1,650	63	29	869	2,611	2,725
(1) Performance bonuses are based on actual amounts paid (not earned) during the fiscal year. (*) All prescribed officers of the Company are included as part of the executive committee.
2023 U.S. Dollar amounts were translated from South African Rand at the average exchange rate of R16.9853 per $1.00. 2022 U.S. Dollar amounts were translated from South African Rand at the average exchange rate of R14.8583 per $1.00.

Executive performance metrics
The bonuses disclosed in the Remuneration Implementation Report include the year-end bonus in respect of the fiscal year 2022 and half-year bonus for fiscal year 2023. During fiscal year 2022, the Nominations and Remuneration Committee approved a bonus calculation methodology based on the KPIs and weightings shown in the table below.

	Financial KPI				Non-financial KPI
	Annual Recurring Revenue growth		Adjusted EBITDA growth		Key deliverables
	Weighting	Result	Weighting	Result	Weighting	Result
S Joselowitz (CEO)	45%	Partially achieved	35%	Partially achieved	20%	Achieved
C Tasker (COO)	45%	Partially achieved	35%	Partially achieved	20%	Achieved
J Granara (CFO)	45%	Partially achieved	35%	Partially achieved	20%	Achieved
P Dell (CAO & CFO - Americas)	45%	Partially achieved	35%	Partially achieved	20%	Achieved
G Pretorius (EVP Africa)	45%	Partially achieved	35%	Partially achieved	20%	Achieved
C Lewis (EVP Technology)	30%	Partially achieved	20%	Partially achieved	50%	Partially achieved
The Chief Operating Officer’s KPIs are based on the performance of both the Company and the Americas segment.
The EVP Africa’s financial KPIs are based on the performance of the Africa segment, while the EVP Technology’s KPIs include certain development and business systems milestones as well as certain cost reduction targets in the Central Services Organization “”.
Year-end bonus payments in respect of fiscal year 2023, which are to be paid in fiscal year 2024, will be disclosed in the fiscal year 2024 annual report. During fiscal year 2023, the Nominations and Remuneration Committee approved a bonus calculation methodology based on the KPIs and weightings shown in the table below. Where targets are exceeded, a proportion of the additional revenues and profits earned may be allocated to the executive profit pool. Shareholders will be updated with the actual results in the 2024 annual report.

	Financial KPI		Non-financial KPI
	Annual Recurring Revenue growth	Adjusted EBITDA growth	Key deliverables
	Weighting	Weighting	Weighting
S Joselowitz (CEO)	45%	35%	20%
C Tasker (COO)	45%	35%	20%
P Dell (CFO)	45%	35%	20%
G Pretorius (EVP Africa)	45%	35%	20%
C Lewis (EVP Technology)	30%	20%	50%
Incentive plans
Executives participate in the Company’s incentive plan, designed to recognize the contributions of senior staff to the growth in the Company’s equity. Within limits imposed by shareholders, rights are allocated to senior executives and executive directors. The equity-linked compensation benefits for executives that were outstanding at year-end are set out below:

LTIP - Share appreciation rights

	August 5, 2019 000s	June 1, 2020 000s	December 9, 2021 000s	November 1, 2022 000s	Total 000s
S Joselowitz*	1,000	800	800	585	3,185
C Tasker*	1,000	900	800	585	3,285
J Granara*	—	—	—	—	—
P Dell	500	500	500	585	2,085
G Pretorius	750	700	700	585	2,735
C Lewis	750	700	700	585	2,735
	4,000	3,600	3,500	2,925	14,025
Award price (cents per share)	835	607	738	510
JSE share price on grant date (cents per share)	826	607	750	580
Expiry date	August 5, 2025	June 1, 2026	December 9, 2027	November 1, 2028
Performance condition:
Minimum shareholder return of	10%	10%	10%	10%
(*) Executive director at March 31, 2022
In fiscal year 2023 6,806,250 SARs (2022: 6,975,000) were exercised by the Company’s executives.

LTIP - Restricted share units

	June 1, 2020 000s	Total 000s
S Joselowitz*	200	200
C Tasker*	200	200
P Dell *	100	100
G Pretorius	150	150
C Lewis	150	150
	800	800

JSE share price on grant date (cents per share)	607
Expiry date	June 1, 2023
(*) Executive director at March 31, 2023
Refer to note 14 of the IFRS AFS for further details on the RSUs.

Signed on behalf of the Nominations and Remuneration Committee.

R Bruyns
Chairperson of the Nominations and Remuneration Committee
Midrand
July 28, 2023

AUDIT AND RISK COMMITTEE REPORT
The Audit and Risk Committee operates pursuant to its terms of reference which are reviewed annually by the Audit and Risk Committee and approved by the Board. Additionally, a brief description of the primary responsibilities of the Audit and Risk Committee is included in this Proxy Statement under the discussion of “Corporate Governance - Audit and Risk Committee”. Under the Audit and Risk Committee terms of reference, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit and Risk Committee reviewed and discussed with management and Deloitte & Touche, as the Company’s external auditor/independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended March 31, 2023. The Audit and Risk Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit and Risk Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm as required by applicable requirements of the PCAOB confirming the registered public accounting firm’s independence.
Please refer to pages 6 to 9 of the IFRS AFS for the Audit and Risk Committee Report, required to be included in the IFRS AFS in terms of section 94(7)(f) of the Companies Act.
Based upon the review and discussions described in the preceding paragraph, the Audit and Risk Committee recommended to the Board that the Company’s audited GAAP AFS be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 for filing with the SEC.
Submitted by the Audit and Risk Committee of the Company’s Board of Directors:
Fikile Futwa (Chairperson)
Richard Bruyns
Charmel Flemming

SHARE OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our shares as of June 30, 2023, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares;
•each of our directors;
•each of our named executive officers; and
•all current directors and current executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all of our shares beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 554,020,612 of our shares outstanding (excluding treasury shares) as of June 30, 2023. Shares that a person has the right to acquire within 60 days of June 30, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o MiX Telematics Limited, Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage (5)
Holders of Greater Than 5% of total shares outstanding
Robin Frew (1)	78,705,391	14.2%
Disciplined Growth Investors, Inc. (2)	61,425,425	11.1%
Edenbrook Capital, LLC (3)	54,336,225	9.8%
Named Executive Officers and Directors
S Joselowitz	20,255,865	3.7%
P Dell	594,889	*
C Tasker	5,938,460	1.1%
G Pretorius	1,458,819	*
C Lewis	2,652,789	*
R Bruyns	3,696,563	*
I Jacobs (4)	34,336,850	6.2%
C Flemming	—	—
F Futwa	—	—
All current executive officers and directors as a group (9 persons)	68,934,235	12.4%
* Less than 1%.
(1)Includes (a) 2,637,040 ordinary shares held by Thynk Capital Proprietary Limited, over which Mr. Frew has full voting and investment power and (b) 799,366 ordinary shares held by Masalini Investments No. 3 Proprietary Limited, over which Mr. Frew has full voting and investment power. Also includes 60,410,880 ordinary shares held by Masalini Capital Proprietary Limited (“Masalini”), which is 100% owned by the Masalini Trust (previously known as the Robin Frew Family Trust), of which Robin Frew is one of three trustees and a beneficiary. Voting and investment power over the ordinary shares held by Masalini is exercised by majority consent of Robin Frew and the other trustees, Philip Kilroe and Juanita Lou Koster. Mr. Frew’s principal business address at Postnet Suite 1, Private Bag X7, Muizenberg, Cape Town, South Africa 7950. Mr. Frew resigned from the Board with effect November 2, 2022.
(2) Represented by 2,457,017 ADSs. According to Form 13F filed by Disciplined Growth Investors, Inc. (“Disciplined”) with the SEC on May 15, 2023, Disciplined Growth Investors, Inc has sole voting and dispositive power over these securities. Disciplined Growth Investors, Inc's business address is 150 South Fifth Street, Suite 2550, Minneapolis, MN 55402.
(3)Represented by 2,173,449 ADSs. According to Form 13F filed by Edenbrook Capital, LLC (“Edenbrook”) with the SEC on May 12, 2023, Edenbrook has shared voting and dispositive power over these securities. Edenbrook’s business address is 116 Radio Circle, Suite 202, Mount Kisco, NY 10549.
(4)This includes 842,584 ADS translating to 21,064,600 ordinary shares held by 786 Partners LP, over which Ian Jacobs has voting power and 521,262 ADS translating to 13,031,550 ordinary shares held by 402 Fund LP, over which Ian Jacobs has voting power.
(5) The 5% share ownership percentages were based on the total amount of shares outstanding at June 30, 2023. The named executive officers, prescribed officers and directors share ownership percentages were based on the total amount of shares outstanding (excluding treasury shares) at June 30, 2023.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of their ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such directors, officers and 10% or more stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Company believes that as of the date of this Proxy Statement, all SEC filing requirements applicable to its directors and executive officers were met except in the following instances: (i) a late Form 4 filed on June 10, 2022 for each of Mr. Stefan B. Joselowitz, Mr. John Granara, Mr. Paul Dell, Ms. Catherine J. Lewis, Mr. Gert Pretorius, and Mr. Charles W. Tasker; (ii) a late Form 4 filed on June 21, 2022 for each of Mr. Stefan B. Joselowitz, Mr. John Granara, Mr. Paul Dell, Ms. Catherine J. Lewis, Mr. Gert Pretorius, and Mr. Charles W. Tasker; (iii) a late Form 4 was filed on February 13, 2023 for Mr. Gert Pretorius; (iv) a late Form 4 filed on July 3, 2023 for each of Mr. Paul Dell, Ms. Catherine J. Lewis, Mr. Gert Pretorius, and Mr. Charles W. Tasker; and (v) a late Form 4 filed on July 24, 2023 for each of Mr. Stefan B. Joselowitz, Mr. Paul Dell, Ms. Catherine J. Lewis, Mr. Gert Pretorius, and Mr. Charles W. Tasker.
Pursuant to the JSE Listings Requirements, the Company is also required to report all transactions and dealings by directors in a Stock Exchange News Service (“SENS”) announcement. The Company believes that during the fiscal year ended March 31, 2023 it met its reporting obligations under the JSE Listings Requirements in connection with all transactions and dealings by directors.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any one fiscal year and a “related person” (as defined under Regulation S-K) had, has or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest. Each of the transactions entered into following the adoption of our related person transaction policy was approved in accordance with such policy. We believe that we have executed all of our transactions with related parties on terms no less favorable to us than those we could have obtained from unaffiliated third parties. During fiscal year 2023, there were no transactions with related persons requiring disclosure.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The form of Indemnification Agreement is filed as an exhibit to our Form 10-K. These agreements, among other things, require us to indemnify each director and executive officer against all reasonable expenses such as counsel fees, retainers, court costs, witness fees, judgments, settlements, penalties and fines reasonably incurred by the director or executive officer or on his behalf, in connection with such proceeding or any claim, issue or matter therein, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of MiX, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

SOCIAL AND ETHICS COMMITTEE REPORT
During the period under review, the Social and Ethics Committee complied with the mandate given to it by the Board, with the Companies Act as set out in section 43 of the Companies Regulations (“Company Regulations”), and followed the principles and guidelines of King IV. The Social and Ethics Committee executes its responsibility in terms of its prescribed functions as well as the rules governing the composition and conduct of the Social and Ethics Committee and in terms of the Company Regulations and also acts as the Social and Ethics Committee for the South African subsidiaries of MiX.
Social and Ethics Committee Governance
Members of the Social and Ethics Committee

During the year under review, the Social and Ethics Committee members were:

•Charmel Flemming (Chairperson);
•Richard Bruyns;
•Fikile Futwa;
•Paul Dell;
•Gert Pretorius (Group executive responsible for Social and Ethics);
•Catherine Lewis (Group executive responsible for Social and Ethics).

Paul Dell was appointed as the Group executive responsible for Social and Ethics from June 2022 until January 2023 in line with our Social and Ethics Committee Terms of Reference. The Social and Ethics Committee amended the Social and Ethics Committee Terms of Reference in the interim, which made provision for Catherine Lewis and Gert Pretorius to assume the role of Group executives responsible for Social and Ethics, effective 23 January 2023.

King IV prescribes that the Social and Ethics Committee should comprise executive directors and non-executive directors, the majority of which should be non-executive directors. The Social and Ethics Committee complies with this requirement.

The Group Legal Counsel, the Group Risk Manager, Chief Executive Officer, Vice President of Human Resources, Senior Human Resources Manager and the Executive: Human Resources and Transformation for the South African subsidiaries of MiX, attend the meetings of the Social and Ethics Committee by invitation. If there is a need for additional input from any MiX Telematics employee or an external consultant, an invitation is extended accordingly. The individual holding the position of Company Secretary serves as the secretary for this Social and Ethics Committee.
Social and Ethics Committee meetings for the year
Three formal meetings were held during the fiscal year under review. See “Board and Board Committee Meetings and Attendance” in this Proxy Statement for the table of attendance of the Social and Ethics Committee.
Terms of reference
The Social and Ethics Committee has adopted a formal Terms of Reference which has been approved by the Board. The Social and Ethics Committee’s Terms of Reference and work plan are subject to amendments and reviews for the purpose of ensuring compliance with relevant and evolving legislation, laws, Company policies and requirements.
Summary of the Social and Ethics Committee’s function as prescribed by the Companies Act and by King IV
It is the obligation of this Social and Ethics Committee to monitor MiX’s activities, having regard to relevant legislation, other legal requirements or prevailing codes of best practice, relating to:
Companies Act:
•Social and economic development;
•Good corporate citizenship;
•The environment, health and public safety, inclusive of the impact of MiX’s activities, products and services thereon;
•Consumer relationships, including advertising, public relations and compliance with consumer protection laws; and
•Labor and employment.

King IV:
•Organizational ethics;
•Sustainable development;
•Responsible corporate citizenship; and
•Stakeholder relationships.

The Social and Ethics Committee must, as the occasion dictates, bring matters within its mandate to the attention of the Board and a Social and Ethics Committee member must report on matters within its mandate to the shareholders at MiX’s Annual Meeting. Kindly refer to the Corporate Citizenship Report in our Annual Report on Form 10-K for a comprehensive understanding of MiX’s activities pertaining to the above mentioned points.

Monitoring approach
The Social and Ethics Committee relies on a monitoring program implemented throughout the Group, which is executed and assessed in relation to a specific aspect. Any exceptions or areas of concern are reported to the Social and Ethics Committee and/or the Board, followed by the implementation of appropriate actions, if deemed necessary. The Social and Ethics Committee is dedicated to ongoing learning and training endeavours in order to fulfil their duties to the utmost extent.

Focus for the 2024 fiscal year
The Social and Ethics Committee will prioritize its focus on ensuring ethical practices, promoting social responsibility, and endorsing sustainable initiatives within the organisation.

Furthermore, The Social and Ethics Committee will focus on the following during the next fiscal year, and going forward:

•The Social and Ethics Committee will monitor the Group’s activities with regarding to the Employment Equity Act 55 of 1998 and the Broad-Based Black Economic Empowerment Act 53 of 2003;
•Record sponsorship, donations and charitable giving;
•Engage in monitoring activities relating to the environment, health and public safety, including the impact of the Group’s activities and of its products and services;
•Uphold labour standards with regards to employment and relevant legislature;
•Review and recommend the Group’s Code of Ethics; and
•Review significant cases of employee conflicts of interests, misconduct, fraud, or any other unethical activities within the Group.

Organizational Ethics
We promote a culture of openness and integrity throughout the Company, and such we encourage all our stakeholders to report unethical behaviour and other transgressions they become aware of. We maintain an anonymous internal Whistleblowing Hotline that is monitored by an independent member of the Social and Ethics Committee. All reports received through this Hotline are documented, and following thorough evaluation by the Social and Ethics Committee, they are reported to the relevant managers. The Social and Ethics Committee is informed of the final outcome of the related investigation and any corrective measure taken, where appropriate.
Discharge of responsibilities
The Social and Ethics Committee Chairperson reports to the Board on all material matters, at the next Board meeting following the Social and Ethics Committee meeting. There is a close working relationship between the Audit and Risk Committee and the Social and Ethics Committee, and currently the three members of the Audit and Risk Committee also serve as members of the Social and Ethics Committee.
The Social and Ethics Committee is satisfied that during the financial year under review it has conducted its affairs, discharged its responsibilities as outlined in its Terms of Reference, the Companies Act and King IV. As individuals and as a collective, the Social and Ethics Committee possess the requisite expertise and capabilities to fulfil the responsibilities associated with the Social and Ethics committee effectively. The Board concurred with this assessment. The qualifications and experience of the members may be viewed under the Governance section of the Investor Relations page on the Company’s website https://investor.mixtelematics.com/governance/governance-documents/default.aspx.

Signed on behalf of the Social and Ethics Committee.

CD Flemming
Chairperson of the Social and Ethics Committee
Midrand
July 28, 2023

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Shareholders who intend to nominate directors and/or to have a proposal considered for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act for presentation at our 2024 Annual Meeting must submit the nomination and/or proposal, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our Company Secretary at our offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686,or Mix Telematics Ltd, Statucor (Pty) Ltd, Building D (BDO), Summit Place Office Park, 221 Garsfontein Road, Menlyn, 0181, in writing not later than March 30, 2024.

Under our Memorandum of Incorporation, all business carried out at a general meeting shall be deemed special with the exception of the consideration of the accounts, balance sheets, any report of the Board or of our auditors, and the fixing of the remuneration of our auditors, and the election of directors. No special business shall be transacted at any general meeting without the consent of all shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting. In addition, no business may be transacted at any general meeting other than business that is either specified in the notice of the meeting given by or at the direction of the Board (including on the requisition of shareholders in accordance with the Memorandum of Incorporation) or otherwise properly brought before an annual general meeting by or at the direction of the Board. A general meeting may be called by the Board or any other person authorized to do so in our Memorandum of Incorporation. Under our Memorandum of Incorporation, general meetings shall also be convened on the requisition in writing of any shareholder or shareholders entitled to attend / participate and vote at general meetings of the Company and who exercise at least 10% of the voting rights permitted to be exercised at any such meeting, deposited at the office specifying the objects of the meeting for a date no later than 25 business days from the date of deposit of the requisition signed by such shareholders and, if the Board does not convene such meeting, such shareholders may apply to court for an order requiring the Company to convene a meeting on a date, and subject to any terms, that the court considers appropriate in the circumstances. In addition to satisfying advance notice requirements under our Memorandum of Incorporation, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 8, 2024, which is 60 days prior to the anniversary date of the 2023 Annual Meeting. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Memorandum of Incorporation. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any shareholder proposal or nomination.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination and/or proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by emailing us at company.secretary@mixtelematics.com or in writing at Matrix Corner, Howick Close, Waterfall Park, Midrand, South Africa, 1686, for the attention of the Company Secretary.

2023 ANNUAL REPORT
Our 2023 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail.
Our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Company Secretary, MiX Telematics Limited, Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or MiX Telematics Limited, Statucor (Pty) Ltd, Building D (BDO), Summit Place Office Park, 221 Garsfontein Road, Menlyn, 0181.

Your vote is important. Please promptly vote your shares (including those represented by ADSs) by following the instructions for voting by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors /s/ Shantel Dartnall Statucor Proprietary Limited Company Secretary
Midrand, South Africa July 28, 2023

U.S. PROXY CARD

24427 MiX Telematics Limited VIF

Proof 5

Annual General Meeting of MiX Telematics Limited

Date: September 6, 2023

See Voting Instruction On Reverse Side.

Please make your marks like this: ☒ Use pen only

For additional information please visit https://investor.mixtelematics.com/financials/annual-reports/default.aspx

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above
Please Sign Here	Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual General Meeting of MiX Telematics Limited to be Held on September 6, 2023 for Holders as of July 28, 2023

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes must be received by 12:00 p.m. E.S.T. on August 29, 2023

PROXY TABULATOR FOR
MIX TELEMATICS LIMITED
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2023 Mediant Communications Inc. All Rights Reserved

24427 MiX Telematics Limited VIF.indd 1

7/26/2023 12:41:04 PM

24427 MiX Telematics Limited VIF Proof 5

MiX Telematics Limited

Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 p.m. E.S.T. on August 29, 2023)

The undersigned registered Owner of American Depositary Receipts hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of ordinary shares or other Deposited Securities represented by such receipt of **MiX Telematics Limited**, registered in the name of the undersigned on the books of the Depositary as of the close of business on **July 28, 2023** at the **Annual General Shareholders' Meeting**, to be held on **September 6, 2023 at 2:30 p.m. (South African time)** to be conducted entirely by electronic communication, and at any adjournment or postponement thereof, on the matters specified on the reverse side.

NOTES:

1. Please direct the Depositary how to vote by placing an X in the box opposite the resolutions.

2. If no instructions are received, the Depositary shall deem the Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to that amount of Deposited Securities.

The notice of annual general meeting can be found at https://investor.mixtelematics.com/financials/annual-reports/default.aspx

For additional information please visit www.mixtelematics.com

(Please complete, sign and date this proxy on the reverse side)

PROXY TABULATOR FOR
MIX TELEMATICS LIMITED
P.O. Box 8016
CARY, NC 27512-9903

24427 MiX Telematics Limited VIF.indd 2 7/26/2023 12:41:04 PM

SOUTH AFRICAN FORM OF PROXY

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“the Company” or “MiX Telematics”)

For use by the holders of the Company’s certificated ordinary shares (“certificated shareholders”) and/or dematerialised ordinary shares held through a Central Securities Depository Participant (“CSDP”) or broker who have selected “own-name” registration (“own-name dematerialised shareholders”) and are registered as such at the close of business on the voting record date (being Friday, September 1, 2023), in respect of the annual general meeting of shareholders of the Company to be held on Wednesday, September 6, 2023 at 2:30 p.m. (South African time) to be conducted entirely by electronic communication (the “Annual Meeting”) or at any adjournment thereof, if required.
Additional forms of proxy may also be obtained on request from the Company’s registered office and are available from the transfer secretaries of the Company.
Not for use by holders of the Company’s dematerialised ordinary shares who have not selected “own-name” registration. Such shareholders must contact their CSDP or broker timeously and provide the CSDP or broker with their voting instructions should they be unable to attend the Annual Meeting but wish to vote at the Annual Meeting in order for the CSDP or broker to vote in accordance with their instructions at the Annual Meeting.

I/We
(name in block letters)
Of
(address)
being the registered holder of _____________________ ordinary shares in the capital of the Company hereby appoint:
1	or failing him
2	or failing him
3. the Chairperson of the Annual Meeting,
as my/our proxy to act for me/us on my/our behalf at the Annual Meeting, or any adjournment thereof, which will be held for the purpose of considering and, if deemed fit, passing with or without modification, the proposals (ordinary, non-binding and special resolutions) as detailed in the AGM Notice, and to vote for and/or against such proposals and/or abstain from voting in respect of the ordinary shares registered in my/our name(s), in accordance with the following instructions:

Number of votes
		For	Against	Abstain
1	Re-election of the directors listed in this Proxy Statement.
1.a	–Re-election of Charmel Flemming
1.b	–Re-election of Fikile Futwa
2	Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024.
3	Authorization of the repurchase of securities.
4	Authorization of financial assistance to related and inter-related companies.
5	Approval of the fees payable to non-executive directors.
6	Non-binding advisory vote on endorsement of the Remuneration Policy.
7	Non-binding advisory vote on endorsement of the Remuneration Implementation Report.
8	Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.
9	Group and Company IFRS Annual Financial Statements presentation and adoption
10	Authorization of the placement of authorized but unissued shares under the control of directors.
11	Appointment of the members of the Audit and Risk Committee.
11.a	–Re-appointment of Charmel Flemming
11.b	–Re-appointment of Fikile Futwa
11.c	–Re-appointment of Richard Bruyns
12	Authorization to issue shares for cash.
13	Authorization of the signature of documentation.

(Indicate instructions to proxy in the spaces provided above.)
(One vote per share held by MiX Telematics shareholders recorded in the register on the voting record date.) Unless otherwise instructed, my proxy may vote as he/she thinks fit.

Signed this	day of	2023
Signature	Assisted by (if applicable)

To ensure that all of your shares are voted, for each set of proxy materials, please complete and submit your proxy by lodging, posting, faxing or emailing the transfer secretaries of the Company, Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder) or by email to proxy@computershare.co.za. Shareholders are requested to furnish such forms of proxy to the transfer secretaries of the Company by no later than 2:30 p.m. South African time on Monday, September 4, 2023 to assist in the efficient administration of the Annual Meeting, and in any other case by no later than 2:30 p.m., South African time, on Wednesday, September 6, 2023, in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting.

Notes to the form of proxy

1.This form of proxy is only to be completed by those ordinary shareholders who are:
a.holding ordinary shares in certificated form; or
b.recorded in the sub-register in electronic form in their “own-name”, on the date on which shareholders must be recorded as such in the register maintained by the transfer secretaries, Computershare Investor Services Proprietary Limited being Friday, September 1, 2023.

2.Certificated shareholders wishing to attend the Annual Meeting (including by way of electronic participation) have to ensure beforehand with the transfer secretaries of the Company (being Computershare Investor Services Proprietary Limited) that their shares are registered in their own-name.
3.Beneficial shareholders whose shares are not registered in their “own-name” but in the name of another, for example, a nominee, may not complete a form of proxy, unless a form of proxy is issued to them by a registered shareholder and they should contact the registered shareholder for assistance in issuing instruction on voting their shares, or obtaining a proxy to attend, speak and, on a poll, vote at the Annual Meeting (including by way of electronic participation).
4.A shareholder may insert the name of a proxy or the names of two alternative proxies of the shareholder’s choice in the space, with or without deleting “the Chairperson of the Annual Meeting”. The person whose name stands first on the form of proxy and who is present at the Annual Meeting (including by way of electronic participation) will be entitled to act as proxy to the exclusion of those whose names follow.
5.A shareholder’s instructions to the proxy must be indicated by means of a tick or a cross in the appropriate box provided. However, if you wish to cast your votes in respect of a lesser number of shares than you own in the Company, insert the number of shares in respect of which you desire to vote. If: (i) a shareholder fails to comply with the above; or (ii) gives contrary instructions in relation to any matter; or (iii) the resolution listed in the form of proxy is modified or amended, the member will be deemed to authorize the Chairperson of the Annual Meeting, if the Chairperson is the authorized proxy, to vote in favor of the resolutions at the Annual Meeting, or any other proxy to vote or to abstain from voting at the Annual Meeting as he/she deems fit, in respect of all the member’s votes exercisable thereat. If however, the member has provided further written instructions which accompany this form of proxy and which indicate how the proxy should vote or abstain from voting in any of the circumstances referred to in (i) to (iii) above, then the proxy shall comply with those instructions.
6.The forms of proxy should be lodged at Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder) or by email to proxy@computershare.co.za, by no later than 2:30 p.m. South African time on Monday, September 4, 2023 to assist in the efficient administration of the Annual Meeting Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting. The completion and lodgement of this form of proxy will not preclude the relevant shareholder from attending the Annual Meeting by way of electronic participation and speaking and voting thereat to the exclusion of any proxy appointed in terms thereof, should such shareholder wish to do so. In addition to the foregoing, a shareholder may revoke the proxy appointment by (i) canceling it in writing, or making a later inconsistent appointment of a proxy; and (ii) delivery a copy of the revocation instrument to the proxy, and to the Company. The revocation of a proxy appointment constitutes a complete and final cancellation of the proxy’s authority to act on behalf of the shareholder as at the later of the date stated in the revocation instrument, if any; or the date on which the revocation instrument was delivered in the required manner.
7.The Chairperson of the Annual Meeting may reject or accept any form of proxy which is completed and/or received, other than in compliance with these notes provided that, in respect of acceptances, he is satisfied as to the manner in which the shareholder(s) concerned wish(es) to vote.
8.Any alteration to this form of proxy, other than a deletion of alternatives, must be initialed by the signatory/ies.
9.Documentary evidence establishing the authority of a person signing this form in a representative capacity must be attached to this form of proxy unless previously recorded by the Company or Computershare Investor Services Proprietary Limited or waived by the Chairperson of the Annual Meeting.
10.A minor must be assisted by his/her parent or guardian unless the relevant documents establishing his/her legal capacity are produced or have been registered by Computershare Investor Services Proprietary Limited.
11.Where there are joint holders of shares:
a.any one holder may sign the form of proxy; and
b.the vote of the senior (for that purpose seniority will be determined by the order in which the names of shareholders appear in the register of members) who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) of shares.
12.If duly authorized companies and other corporate bodies who are shareholders of the Company having shares registered in their own name may, instead of completing this form of proxy, appoint a representative to represent them and exercise all of their rights at the Annual Meeting by giving written notice of the appointment of that representative. This notice will not be effective at the Annual Meeting unless it is accompanied by a duly certified copy of the resolution or other authority in terms of which that representative is appointed and is received by Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder) or by email to proxy@computershare.co.za, by no later than 2:30 p.m. South African time on Monday, September 4, 2023 to assist in the efficient administration of the meeting, and in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting.

13.This form of proxy may be used at any adjournment or postponement of the Annual Meeting, including any postponement due to a lack of quorum, unless withdrawn by the shareholder.
14.The foregoing notes contain a summary of the relevant provisions of section 58 of the Companies Act 71 of 2008, as required in terms of that section.

APPLICATION FORM FOR PARTICIPATION IN THE ANNUAL MEETING VIA ELECTRONIC COMMUNICATION
CAPITALISED TERMS USED IN THIS FORM SHALL BEAR THE MEANINGS ASCRIBED THERETO IN THE AGM NOTICE AND PROXY STATEMENT TO WHICH THIS PARTICIPATION FORM IS ATTACHED
1.Shareholders or their duly appointed proxy(ies) that wish to participate in the Annual Meeting via electronic communication must either i) register online using the online registration portal at www.meetnow.global/za; or ii) apply to Computershare, by delivering this duly completed electronic participation form to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later 2:30 p.m. South African time on Monday, September 4, 2023 to assist in the efficient administration of the Annual Meeting.
2.The shareholder or the proxy’s identification document or passport document, letter of representation and form of proxy (as applicable) must accompany this application.
3.Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided.
4.The Company will inform the shareholders or their proxies who notified Computershare of their intended participation by no later than 2:30 p.m., South African time, on Tuesday, September 5, 2023, by email of the relevant details through which the shareholders or their proxies can participate electronically.

Mark this field clearly with an “X” if you are an ADS Holder:

Full name of Participant:
ID number:
Email address:
Mobile number:	(code): (number):
Name of CSDP or broker (if shares are held in dematerialised format):
Contact number of CSDP/broker:
Contact person of CSDP/broker:
Number of share certificate (if applicable):
Signature:
Date:
Terms and conditions for participation in the Annual Meeting via electronic communication:
1.The cost of data for electronic participation in the Annual Meeting is for the expense of the shareholder or the proxy and will be billed separately by the shareholder or the proxy’s own service provider.
2.The shareholder or the proxy acknowledges that the electronic communication services are provided by third parties and indemnifies the Company against any loss, injury, damage, penalty or claim arising in any way from the use or possession of the electronic services, whether or not the problem is caused by any act or omission on the part of the shareholder or the proxy or anyone else. In particular, but not exclusively, the shareholder or the proxy acknowledges that he/she will have no claim against the Company, whether for consequential damages or otherwise, arising from the use of the electronic services or any defect in it or from total or partial failure of the electronic services and connections linking the shareholder or the proxy via the electronic services to the Annual Meeting.
3.The application to participate in the Annual Meeting electronically will only be deemed successful if this application form has been completed fully and signed by the shareholder or the proxy.
4.The Company cannot guarantee there will not be a break in electronic communication that is beyond the control of the Company.
Shareholder or proxy’s name: ________________________________________________________________

Signature: ____________________________________________ Date: ______________________________